EXHIBIT 4








                          BLACK & DECKER HOLDINGS INC.,
                                   as Issuer,

                         THE BLACK & DECKER CORPORATION,
                                  as Guarantor


                                       AND

                       THE FIRST NATIONAL BANK OF CHICAGO,

                                   as Trustee




                                    INDENTURE

                            Dated as of June 26, 1998




                                  $150,000,000

                           6.55% Senior Notes due 2007

                                  $150,000,000

                           7.05% Senior Notes due 2028

                                TABLE OF CONTENTS

                                                                            Page

                                    ARTICLE I

                   DEFINITIONS AND INCORPORATION BY REFERENCE................  1
         SECTION 1.1  Definitions............................................  1
         SECTION 1.2  Incorporation by Reference of TIA......................  9
         SECTION 1.3  Rules of Construction.................................. 10

                                   ARTICLE II

                        THE TRANCHE A AND TRANCHE B NOTES.................... 10
         SECTION 2.1  Form and Dating........................................ 10
         SECTION 2.2  Execution and Authentication........................... 12
         SECTION 2.3  Exchange Agent and Paying Agent........................ 13
         SECTION 2.4  Paying Agent To Hold Assets in Trust................... 14
         SECTION 2.5  List of Holders........................................ 14
         SECTION 2.6  Transfer and Exchange.................................. 14
         SECTION 2.7  Replacement Notes...................................... 19
         SECTION 2.8  Outstanding Notes...................................... 19
         SECTION 2.9  Treasury Notes......................................... 20
         SECTION 2.10  Temporary Notes....................................... 20
         SECTION 2.11  Cancellation.......................................... 21
         SECTION 2.12  Defaulted Interest.................................... 21
         SECTION 2.13  CUSIP and CINS Number................................. 22
         SECTION 2.14  Deposit of Moneys..................................... 22
         SECTION 2.15  Certain Matters Relating to Global Notes.............. 22

                                  ARTICLE III

                                   REDEMPTION................................ 23
         SECTION 3.1  Optional Redemption.................................... 23
         SECTION 3.2  Election to Redeem; Notice to Trustee.................. 23
         SECTION 3.3  Selection by Trustee of Notes to Be Redeemed........... 23
         SECTION 3.4  Notice of Redemption................................... 24
         SECTION 3.5  Effect of Notice of Redemption......................... 25
         SECTION 3.6  Deposit of Redemption Price............................ 25
         SECTION 3.7  Notes Redeemed in Part................................. 26
         SECTION 3.8  Applicability of This Article.......................... 26

                                   ARTICLE IV

                                    COVENANTS................................ 27
         SECTION 4.1  Payment of Notes....................................... 27
         SECTION 4.2  Maintenance of Office or Agency........................ 27
         SECTION 4.3  Limitation on Liens.................................... 28
         SECTION 4.4  Limitation on Sale-Leaseback Transactions.............. 29
         SECTION 4.5  No Lien Created, etc................................... 29
         SECTION 4.6  Compliance Certificate; Notice of Default.............. 30
         SECTION 4.7  Reports................................................ 30
         SECTION 4.8  Payment of Certain Non-Income Taxes and
                      Similar Charges........................................ 30

                                                                            Page

                                    ARTICLE V

                          MERGER, CONSOLIDATION OR SALE
                        BY THE COMPANY AND THE GUARANTOR..................... 31
         SECTION 5.1  Merger, Consolidation or Sale of All or Substantially
                      All Assets of the Company.............................. 31
         SECTION 5.2  Merger, Consolidation or Sale of All or Substantially
                      All Assets of the Guarantor............................ 31

                                   ARTICLE VI

                              DEFAULT AND REMEDIES........................... 31
         SECTION 6.1  Events of Default...................................... 31
         SECTION 6.2  Acceleration........................................... 34
         SECTION 6.3  Other Remedies......................................... 34
         SECTION 6.4  Waiver of Past Defaults................................ 34
         SECTION 6.5  Control by Majority.................................... 34
         SECTION 6.6  Limitation on Suits.................................... 35
         SECTION 6.7  Rights of Holders to Receive Payment................... 35
         SECTION 6.8  Collection Suit by Trustee............................. 35
         SECTION 6.9  Trustee May File Proofs of Claim....................... 35
         SECTION 6.10  Priorities............................................ 36
         SECTION 6.11  Undertaking for Costs................................. 36

                                   ARTICLE VII

                                     TRUSTEE................................. 36
         SECTION 7.1  Duties of Trustee...................................... 36
         SECTION 7.2  Rights of Trustee...................................... 38
         SECTION 7.3  Individual Rights of Trustee........................... 39
         SECTION 7.4  Trustee's Disclaimer................................... 40
         SECTION 7.5  Notice of Default...................................... 40
         SECTION 7.6  Report by Trustee to Holders........................... 40
         SECTION 7.7  Compensation and Indemnity............................. 41
         SECTION 7.8  Replacement of Trustee................................. 42
         SECTION 7.9  Successor Trustee by Merger, Etc....................... 43
         SECTION 7.10  Eligibility; Disqualification; Corporate Trust
                       Required; Conflicting Interest........................ 44
         SECTION 7.11  Preferential Collection of Claims Against Company..... 45
         SECTION 7.12  Authenticating Agents................................. 45

                                  ARTICLE VIII

                     SATISFACTION AND DISCHARGE OF INDENTURE................. 46
         SECTION 8.1  Option To Effect Legal Defeasance or Covenant
                      Defeasance............................................. 46
         SECTION 8.2  Legal Defeasance and Discharge......................... 46
         SECTION 8.3  Covenant Defeasance.................................... 47
         SECTION 8.4  Conditions to Legal or Covenant Defeasance............. 48
         SECTION 8.5  Satisfaction and Discharge of Indenture................ 50
         SECTION 8.6  Survival of Certain Obligations........................ 51
         SECTION 8.7  Acknowledgment of Discharge by Trustee................. 51
         SECTION 8.8  Application of Trust Moneys............................ 51

                                                                            Page

         SECTION 8.9  Repayment to the Company; Unclaimed Money.............. 52
         SECTION 8.10 Reinstatement.......................................... 52

                                   ARTICLE IX

                       AMENDMENTS, SUPPLEMENTS AND WAIVERS................... 53
         SECTION 9.1  Without Consent of Holders of Notes.................... 53
         SECTION 9.2  With Consent of Holders of Notes....................... 54
         SECTION 9.3  Compliance with TIA.................................... 55
         SECTION 9.4  Revocation and Effect of Consents...................... 55
         SECTION 9.5  Notation on or Exchange of Notes....................... 56
         SECTION 9.6  Trustee To Sign Amendments, Etc........................ 56
         SECTION 9.7  Effect of Supplemental Indentures...................... 56

                                    ARTICLE X

                                   GUARANTEES................................ 56
         SECTION 10.1  Guarantees............................................ 56
         SECTION 10.2  Successors and Assigns................................ 59
         SECTION 10.3  No Waiver............................................. 59
         SECTION 10.4  Modification.......................................... 59

                                   ARTICLE XI

                        MEETINGS OF HOLDERS OF THE NOTES..................... 59
         SECTION 11.1  Purposes of Meetings.................................. 59
         SECTION 11.2  Place of Meetings..................................... 60
         SECTION 11.3  Call and Notice of Meetings........................... 60
         SECTION 11.4  Voting at Meetings.................................... 60
         SECTION 11.5  Voting Rights, Conduct and Adjournment................ 61
         SECTION 11.6  Revocation of Consent by Holders...................... 62
         SECTION 11.7  No Delay of Rights by Meeting......................... 62

                                   ARTICLE XII

                                  MISCELLANEOUS.............................. 62
         SECTION 12.1  TIA Controls.......................................... 62
         SECTION 12.2  Notices............................................... 62
         SECTION 12.3  Notice to Holders..................................... 64
         SECTION 12.4  Compliance Certificates and Opinions.................. 64
         SECTION 12.5  Form of Documents Delivered to Trustee................ 65
         SECTION 12.6  Rules by Trustee, Paying Agent, Exchange Agent........ 65
         SECTION 12.7  Non-Business Day...................................... 65
         SECTION 12.8  Governing Law and Submission to Jurisdiction.......... 66
         SECTION 12.9  No Adverse Interpretation of Other Agreements......... 66
         SECTION 12.10  Immunity of Incorporators, Stockholders, Employees,
                        Officers and Directors............................... 66
         SECTION 12.11  Successors and Assigns............................... 66
         SECTION 12.12  Counterpart Originals................................ 66
         SECTION 12.13  Severability......................................... 66
         SECTION 12.14  Table of Contents, Headings, etc..................... 66
         SECTION 12.15  Benefits of Indenture................................ 66

                                                                            Page

         SECTION 12.16  Language of Notices, etc............................. 67
         SIGNATURES.......................................................... 67



EXHIBITS

Exhibit A           -    Form of Tranche A Global Note
Exhibit B           -    Form of Tranche A Definitive Note
Exhibit C           -    Form of Tranche B Global Note
Exhibit D           -    Form of Tranche B Definitive Note
Exhibit E           -    Form of Transfer Certificate -- U.S. Global Note to
                         Regulation S Global Note During the Restricted Period
Exhibit F           -    Form of Transfer Certificate -- U.S. Global Note to
                         Regulation S Global Note After the Restricted Period
Exhibit G-1         -    Form of Transfer Certificate -- Regulation S Global
                         Note to U.S. Global Note During the Restricted Period
Exhibit G-2         -    Form of Transfer Certificate -- Regulation S Global
                         Notes to U.S. Global Note After the Expiration of the
                         Restricted Period
Exhibit H           -    Form of Exchange Certificate -- Notes Acquired Pursuant
                         to Rule 144A
Exhibit I           -    Form of Exchange Certificate -- Notes Acquired Pursuant
                         to Regulation S

NOTE: This Table of Contents shall not, for any purpose, be deemed to be part of this Indenture.

                              CROSS-REFERENCE TABLE

  TIA                                                           Indenture
Section                                                          Section

 310     (a)(1)..........................................       7.10
         (a)(2)..........................................       7.10
         (a)(3)..........................................       NA
         (a)(4) .........................................       NA
         (a)(5) .........................................       7.8; 7.10
         (b).............................................       7.3; 7.10
         (c).............................................       NA
 311     (a).............................................       7.11
         (b).............................................       7.11
         (c).............................................       NA
 312     (a).............................................       2.5
         (b).............................................       14.3
         (c).............................................       14.3
 313     (a).............................................       7.6
         (b)(1)                                                 NA
         (b)(2)                                                 7.6
         (c)                                                    7.6;
         (d)                                                    7.6
 314     (a).............................................       4.8; 4.10; 14.2;
                                                                14.4
         (b).............................................       NA
         (c)(1)..........................................       7.2; 14.4
         (c)(2)..........................................       7.2; 14.4
         (c)(3)..........................................       NA
         (d).............................................       NA
         (e).............................................       14.5
         (f).............................................       NA
 315     (a).............................................       7.1(c)
         (b).............................................       7.5; 14.2
         (c).............................................       7.1(a)
         (d).............................................       6.5;
         ................................................       7.1(c)
         (e).............................................       6.11
 316     (a)(last sentence)..............................       2.9
         (a)(1)(A).......................................       6.5
         (a)(1)(B).......................................       6.4
         (a)(2)..........................................       NA
         (b).............................................       6.7
 317     (a)(1)..........................................       6.8
         (a)(2)..........................................       6.9
         (b).............................................       2.4
 318     (a).............................................       14.1
         (c).............................................       14.1


NA means Not Applicable.

NOTE: This Cross-Reference Table shall not, for any purpose, be deemed to be a part of this Indenture.

                 INDENTURE dated as of June 26, 1998, among BLACK & DECKER HOLDINGS INC., a corporation organized under the laws of Delaware (the "Company"), THE BLACK & DECKER CORPORATION, a corporation organized under the laws of Maryland (the "Guarantor"), and THE FIRST NATIONAL BANK OF CHICAGO, a national banking association, as Trustee (the "Trustee").

                  The Company has duly authorized the creation of an issue of $150,000,000 6.55% Senior Notes due 2007 (the "Tranche A Notes") and $150,000,000 7.05% Senior Notes due 2028 (the "Tranche B Notes" and together with the Tranche A Notes, the "Notes") and, to provide therefor, the Company has duly authorized the execution and delivery of this Indenture.

                  The  Guarantor  has  duly   authorized  the  creation  of  the
Guarantee of the Notes and, to provide therefor, the Guarantor has duly authorized the execution and delivery of this Indenture.

                  The Company, the Guarantor and the Trustee agree as follows for the benefit of each other and for the equal and ratable benefit of the Holders of the Notes:


                                    ARTICLE I

                   DEFINITIONS AND INCORPORATION BY REFERENCE

                  SECTION 1.1 Definitions. For purposes of this Indenture, unless otherwise specifically indicated herein, the term "consolidated" with respect to any Person refers to such Person consolidated with Subsidiaries. In addition, for purposes of the following definitions and this Indenture generally, all calculations and determinations shall be made in accordance with U.S. GAAP and shall be based upon the consolidated financial statements of the Guarantor and its subsidiaries prepared in accordance with U.S. GAAP. As used in this Indenture, the following terms shall have the following meanings:

                  "Additional Amounts" shall have the meaning set forth in paragraph 2 of Exhibit A and Exhibit C hereto.

                  "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise.

                  "Agent" means any Exchange Agent, Paying Agent, Authenticating Agent or co-Exchange Agent.

                  "Agent Members" shall have the meaning set forth in Section 2.15.

                  "Applicable  Procedures"  shall have the  meaning set forth in
Section 2.6(a)(i)(1).

                  "Attributable Debt" for a lease means the carrying value of the capitalized rental obligation determined under generally accepted accounting principles whether or not such obligation is required to be shown on the balance sheet as a long-term liability. The carrying value may be reduced by the capitalized value of the rental obligations, calculated on the same basis, that any sublessee has for all or part of the sample property.

                  "Authenticating  Agent"  shall have the  meaning  set forth in
Section 2.2.

                  "Authorized Newspaper" means a newspaper customarily published at least once a day for at least five days in each calendar week and of general circulation in New York City and in London and, if and so long as the Notes are listed on the Luxembourg Stock Exchange and such Stock Exchange shall so require, in Luxembourg or, if it shall be impracticable in the opinion of the Trustee to make such publication, in another capital city in Western Europe. Such publication (which may be in different newspapers) is expected to be made in the Eastern edition of The Wall Street Journal and in the London edition of the Financial Times, and, if and so long as the Notes are listed on the Luxembourg Stock Exchange and such Stock Exchange shall so require, in the Luxemburger Wort.

                  "Bankruptcy Law" shall have the meaning set forth in Section 6.1.

                  "Board of Directors" means, with respect to any Person, the board of directors of such Person or any duly authorized committee thereof.

                  "Board Resolution" means, with respect to any Person, a resolution of the Board of Directors or of a committee or person to which or to whom the Board of Directors has properly delegated the appropriate authority, a copy of which has been certified by the Secretary or an Assistant Secretary of the Person to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification and delivered to the Trustee.

                  "Business Day" when used with respect to any particular Place of Payment, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment are authorized or obligated by law to close, and shall otherwise mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions, at the place where any specified act pursuant to this Indenture is to occur, are authorized or obligated by law to close.

                  "Cedel" means Cedel Bank, societe anonyme.

                  "Certificate of a Firm of Independent Public Accountants" means a certificate signed by any firm of independent public accountants of recognized standing selected by the Company or the Guarantor. The term "Independent" when used with respect to any specified firm of public accountants means a firm that is or would be qualified to act as the Company's and the Guarantor's accountants within the meaning of Section 210.2-01 of Regulation S-X as promulgated by the SEC, and any successor thereto.

                  "Company" means the party named as such in this Indenture until a successor replaces it pursuant to this Indenture and thereafter means such successor.

                  "Company Order" means a written order or request signed in the name of the Company by (1) the Chairman of the Board, the Vice Chairman of the Board, the President or any Vice President of the Company and by a Director, the Treasurer, an Assistant Treasurer, the Controller, an Assistant Controller, the Secretary or an Assistant Secretary of the Company or (2) any two Persons designated in a Company Order previously delivered to the Trustee by any two of the foregoing officers and delivered to the Trustee.

                  "Consolidated Net Tangible Assets" means total assets less (1) total current liabilities (excluding any Debt which, at the option of the borrower, is renewable or extendible to a term exceeding 12 months and which is included in current liabilities and further excluding any deferred income taxes which are included in current liabilities) and (2) goodwill, patents, trademarks and other like intangibles, all as stated on the Guarantor's most recent quarter-end consolidated balance sheet preceding the date of determination.

                  "Corporate Trust Office" means the address of the Trustee specified in Section 12.2.

                  "Covenant  Defeasance"  shall  have the  meaning  set forth in
Section 8.3.

                  "Custodian" shall have the meaning set forth in Section 6.1.

                  "Debt" means any debt for borrowed money (including the Notes), capitalized lease obligations and purchase money obligations, or any guarantee of such debt, in any such case which would appear on the consolidated balance sheet of the Guarantor as a liability.

                  "Default" means any event that is or with the passage of time or the giving of notice or both would be an Event of Default.

                  "Default Interest Payment Date" shall have the meaning set forth in Section 2.12.

                  "Definitive Notes" means the Tranche A Notes and the Tranche B Notes in definitive form substantially in the form of Exhibit B and Exhibit D, respectively.

                  "Depositary" means the book-entry depositary or its nominee or the custodian of either, designated by the Company in the Depositary Agreement until a successor depositary shall have become such pursuant to applicable provisions of the Depositary Agreement, and thereafter "Depositary" shall mean such successor book-entry depositary or its nominee or the custodian of either.

                  "Depositary Agreement" means the Note Depositary Agreement dated as of the date of this Indenture between the Depositary, the Company and the Guarantor.

                  "Distribution" shall mean, with respect to any Note, any principal, premium, if any, interest, Additional Amounts, if any, or any other payments or distributions in respect of such Note.

                  "DTC" means The Depository Trust Company or its successors.

                  "Euroclear Operator" means Morgan Guaranty Trust Company of New York (Brussels office), as operator of the Euroclear System.

                  "Event of Default" shall have the meaning set forth in Section 6.1.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

                  "Exchange Agent" shall have the meaning set forth in Section 2.3.

                  "Exempted Debt" means the sum, without duplication, of the following items outstanding as of the date Exempted Debt is being determined:
(i) Debt incurred after the date of this Indenture and secured by liens created or assumed or permitted to exist pursuant to Section 4.3(b), and (ii) Attributable Debt of the Guarantor and its Subsidiaries in respect of all sale and lease-back transactions with regard to any Principal Property entered into pursuant to Section 4.4(b).

                  "First Chicago" means The First National Bank of Chicago.

                  "Funded Debt" means all Debt having a maturity of more than one year from the date of its creation or having a maturity of less than one year but by its terms being renewable or extendible, at the option of the obligor in respect thereof, beyond one year from its creation.

                  "Global Note" means a security evidencing all or a part of the Tranche A Notes or the Tranche B Notes deposited with the Depositary in accordance with Section 2.1 and substantially in the form of Exhibit A and Exhibit C, respectively.

                  "Government Securities" means securities that are (i) direct obligations of the United States of America for the timely payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act), as custodian with respect to any such Government Securities or a specific payment of principal or interest on any such Government Securities held by such custodian for the account of the holder of such depository receipt; provided, however, that such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the Government Securities or the specific payment of principal or interest on the Government Securities evidenced by such depository receipt.

                  "guarantee" means a guarantee (other than by endorsement of negotiable instruments for collection in the ordinary course of business), direct or indirect, in any manner (including, without limitation, letters of credit and reimbursement agreements in respect thereof), of all or any part of any Debt or other obligations.

                  "Guarantees" shall have the meaning set forth in Section 10.1.

                  "Guarantor" shall have the meaning set forth in the preamble of this Indenture until one or more successor corporations shall have become such pursuant to the applicable provisions of this Indenture, and thereafter means such successors.

                  "Guarantor Order" means a written order signed in the name of the Guarantor by (1) the Chairman of the Board, the Vice Chairman of the Board, the President or any Vice President of the Guarantor and by the Treasurer, an Assistant Treasurer, the

Controller, an Assistant Controller, the Secretary or an Assistant Secretary of the Guarantor or (2) any two Persons designated in a Guarantor Order previously delivered to the Trustee by any two of the foregoing officers and delivered to the Trustee.

                  "Holder" means, with respect to a particular  tranche of Notes
(i) for so long as the Notes of such tranche are represented by Global Notes, the bearer thereof which shall initially be the Depositary and (ii) in the event that Definitive Notes of such tranche are issued, the person in whose name a Definitive Note of such tranche is registered on the Exchange Agent's books.

                  "Indenture" means this Indenture, as amended, modified or supplemented from time to time in accordance with the terms hereof, including the terms of the Notes.

                  "Initial Purchasers" means Lehman Brothers Inc., Citicorp Securities, Inc., Nationsbanc Montgomery Securities LLC and Chase Securities Inc.

                  "Interest Payment Date" means, with respect to a particular tranche of Notes the stated maturity of an installment of interest on the Notes of such tranche.

                  "Issuance Date" means the closing date for the sale and issuance of the Notes under this Indenture, which is expected to be on or about June 26, 1998.

                  "Legal Defeasance" shall have the meaning set forth in Section 8.2.

                  "Maturity Date" means July 1, 2007 with respect to the Tranche A Notes and July 1, 2028 with respect to the Tranche B Notes.

                  "Notes" shall have the meaning set forth in the preamble of this Indenture.

                  "Notice  of  Default"  shall  have the  meaning  set  forth in
Section 6.1.

                  "Offering" means the offering of the Notes described in the Offering Memorandum.

                  "Offering Memorandum" means the final offering memorandum of the Company, dated June 23, 1998 pursuant to which the Notes were sold.

                  "Officer" means, with respect to any Person (other than any Agent), the Chairman of the Board, the Vice Chairman of the Board, the President, any Vice President, the Treasurer or the

Secretary of such Person (and with respect to the Company, a director thereof).

                  "Officers' Certificate" means a certificate signed (i) in the case of the Company, on behalf of the Company by two Officers of the Company or by an Officer and an Assistant Treasurer or an Assistant Secretary and (ii) in the case of the Guarantor, on behalf of the Guarantor by two Officers of the Guarantor or by an Officer and an Assistant Treasurer or Assistant Secretary, in each case that meets the requirements of Sections 12.4 and 12.5.

                  "Opinion of Counsel" means a written opinion from legal counsel (including, if applicable, tax counsel) which and who are reasonably acceptable to, and addressed to, the Trustee complying with the requirements of Sections 12.4 and 12.5. Unless otherwise required by the TIA, the legal counsel may be an employee of or counsel to the Company, the Guarantor or the Trustee.

                  "Paying  Agent"  shall have the  meaning  set forth in Section
2.3.

                  "Paying Agent  Agreement"  shall have the meaning set forth in
Section 2.3.

                  "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

                  "Place of Payment," when used with respect to the Notes means the place or places where the principal, premium, if any, interest and Additional Amounts, if any, on the Notes are payable, as contemplated by Section 2.3.

                  "Principal Property" means land, land improvements, buildings and associated factory and laboratory equipment owned or leased pursuant to a capital lease and used by the Guarantor or any Subsidiary primarily for manufacturing, assembling, processing, producing, packaging or storing its products, raw materials, inventories or other materials and supplies located in the United States and having an acquisition cost plus capitalized improvements in excess of 2% of Consolidated Net Tangible Assets as of the date of determination, but shall not include any such property financed through the issuance of tax exempt governmental obligations, or any such property that has been determined by Board Resolution of the Guarantor not to be of material importance to the respective businesses conducted by the Guarantor and its Subsidiaries taken as a whole, effective as of the date such resolution is adopted.

                  "Private Placement Legend" means the legend initially set forth on the Notes in the form set forth on Exhibit A, B, C and D.

                  "Record Date" means, with respect to Definitive Notes, a particular tranche of Notes, the Record Dates specified in the Notes of such tranche.

                  "Redemption Date" when used with respect to any Note of a particular tranche to be redeemed, means the date fixed for such redemption pursuant to this Indenture and Paragraphs 7 and 8 of the Notes of such tranche.

                  "Redemption Price" when used with respect to any Note of a particular tranche to be redeemed, means the price fixed for such redemption pursuant to this Indenture and Paragraphs 7 and 8 of the Notes of such tranche, which shall include accrued and unpaid interest thereon and Additional Amounts, if any, to the Redemption Date.

                  "Regulation S" means Regulation S under the Securities Act.

                  "Regulation S Certificate" shall have the meaning set forth in
Section 2.6(a)(i)(3)(a).

                  "Regulation S Global Notes" shall have the meaning set forth in Section 2.1.

                  "Regulation  S Notes"  shall  have the  meaning  set  forth in
Section 2.1.

                  "Release Date" shall have the meaning set forth in Section 2.6(a)(i)(3)(a).

                  "Restricted Period" means the period of 40 consecutive days beginning on and including the first day after the Issuance Date.

                  "Rule 144A" means Rule 144A under the Securities Act.

                  "SEC"  means  the  United  States   Securities   and  Exchange
Commission.

                  "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

                  "Subsidiary" means a corporation a majority of the Voting Stock of which is owned by (i) the Guarantor, (ii) the Guarantor and one or more Subsidiaries, or (iii) one or more Subsidiaries.

                  "TIA" means the Trust Indenture Act of 1939 (15 U.S.C. ss.ss. 77aaa-77bbbb), as it may be amended from time to time.

                  "Tranche A Notes" shall have the meaning set forth in the preamble to this Indenture.

                  "Tranche B Notes" shall have the meaning set forth in the preamble to this Indenture.

                  "Trust Officer" means any officer within the corporate trust department (or any successor group of the Trustee), including any vice president, assistant vice president, corporate trust officer, assistant corporate trust officer, assistant secretary or any other officer or assistant officer of the Trustee customarily performing functions similar to those performed by the persons who at that time shall be such officers, and also means, with respect to a particular corporate trust matter, any other officer to whom such trust matter is referred because of his or her knowledge of and familiarity with the particular subject.

                  "Trustee" means the party named as such in this Indenture until a successor replaces it in accordance with the provisions of this Indenture and thereafter means such successor.

                  "U.S. GAAP" means generally accepted accounting principles in the United States as have been approved by a significant segment of the U.S. accounting profession, which are in effect at the time of each application for determining compliance with the covenants pursuant to Article IV. For the purposes of this Indenture, the term "consolidated" with respect to any Person shall mean such Person consolidated with its Subsidiaries.

                  "United States" means the United States of America, but excluding the Commonwealth of Puerto Rico, the Virgin Islands and other territories and possessions thereof.

                  "U.S.  Global  Notes"  shall  have the  meaning  set  forth in
Section 2.1.

                  "U.S. Note" shall have the meaning set forth in Section 2.1.

                  "U.S. Persons" has the meaning given in Regulation S under the Securities Act.

                  "Voting Stock" means capital stock having voting power under ordinary circumstances to elect directors.

                  SECTION 1.2 Incorporation by Reference of TIA. Except as set forth in 7.6, this Indenture is subject to the mandatory provisions of the TIA which are incorporated by reference in, and made a part of, this Indenture. The following TIA terms used in this Indenture have the following meanings:

                  "Commission" means the SEC;

                  "indenture securities" means the Notes and the Guarantees;

                  "indenture security holder" means a Holder;

                  "indenture to be qualified" means this Indenture;

                  "indenture trustee" or "institutional trustee" means the Trustee; and

                  "obligor" on the indenture securities means the Company, the Guarantor or any other obligor on the indenture securities.

                  All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule and not otherwise defined herein have the meanings assigned to them therein.

                  SECTION  1.3  Rules  of   Construction.   Unless  the  context
otherwise requires:

                  (a)      a term has the meaning assigned to it;

                  (b) an accounting term not otherwise defined has the meaning assigned to it in accordance with U.S. GAAP;

                  (c)      "or" is not exclusive;

                  (d) words in the singular include the plural, and words in the plural include the singular;

                  (e)      provisions    apply   to   successive    events   and
         transactions; and

                  (f) "herein," "hereof" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.


                                   ARTICLE II

                        THE TRANCHE A AND TRANCHE B NOTES

                  SECTION 2.1 Form and Dating. The Tranche A Notes and the notation relating to the Trustee's certificate of authentication shall be substantially in the form of Exhibits A or B, as applicable, and the Tranche B Notes and the notation relating to the Trustee's certificate of authentication shall be substantially in the form of Exhibits C or D, as applicable. The Notes may have notations, legends or endorsements required by law, stock exchange rule or usage. The Company and the Trustee shall approve the form of the Notes and any notation, legend or endorsement on them. Each Note shall be dated the date of its issuance and shall show the date of its authentication.

                  The terms and provisions contained in the Notes, annexed hereto as Exhibits A, B, C and D shall constitute, and are hereby expressly made, a part of this Indenture and, to the extent applicable, the Company, the Guarantor and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby. The Notes will initially be represented by the Global Notes.

                  The Tranche A Notes and Tranche B Notes, if any, offered and sold in their initial distribution in reliance on Regulation S shall be initially issued as a single note, with respect to each tranche, in global bearer form without interest coupons, substantially in the form of Exhibit A (in respect of Tranche A Notes) or Exhibit C (in respect of Tranche B Notes) hereto, with such applicable legends as are provided in Exhibit A or Exhibit C hereto, as applicable, except as otherwise permitted herein. It is understood that such Global Notes, if any, shall be deposited initially with the Depositary pursuant to the terms of the Depositary Agreement, duly executed by the Company and authenticated by the Trustee as hereinafter provided. Such Global Notes shall be referred to herein as the "Regulation S Global Notes". The aggregate principal amount of each Regulation S Global Note may from time to time be increased or decreased by adjustments made by annotation or endorsement thereon by the Company or by the Trustee, the Depositary or a custodian of either on behalf of the Company (or by the issue of a further Regulation S Global Notes), in connection with a corresponding decrease or increase in the aggregate principal amount of the U.S. Global Note of the same tranche or in consequence of the issue of Definitive Notes or additional Regulation S Notes, as hereinafter provided. The Regulation S Global Notes and all other Notes that are not U.S. Global Notes shall collectively be referred to herein as the "Regulation S Notes".

                  The Tranche A Notes and Tranche B Notes, if any, offered and sold in their initial distribution in reliance on Rule 144A shall be initially issued as a single note, with respect to each tranche, in global bearer form without interest coupons, substantially in the form of Exhibit A (in respect of Tranche A) or Exhibit C (in respect of Tranche B) hereto, with such applicable legends as are provided in Exhibit A and Exhibit C hereto, as applicable, except as otherwise permitted herein. It is understood that such Global Notes, if any, shall be deposited initially with the Depositary pursuant to the terms of the Depositary Agreement, duly executed by the Company and authenticated by the Trustee as hereinafter provided. Such Global Notes shall be referred to herein as the "U.S. Global

Notes". The aggregate principal amount of each U.S. Global Note may from time to time be increased or decreased by adjustments made by annotation or endorsement thereon by the Company or by the Trustee, the Depositary or a custodian of either on behalf of the Company (or by the issue of a further U.S. Global Notes), in connection with a corresponding decrease or increase in the aggregate principal amount the Regulation S Global Note of the same tranche or in consequence of the issue of Definitive Notes or additional U.S. Notes, as hereinafter provided. The U.S. Global Notes and all other Notes evidencing the debt, or any portion of the debt, initially evidenced by such U.S. Global Notes, other than Notes transferred or exchanged upon certification as provided in
Section 2.6(a)(i)(1), (2) or (4), shall collectively be referred to herein as the "U.S. Notes."

                  SECTION 2.2 Execution and Authentication. The Notes shall be executed on behalf of the Company by two Officers by manual or facsimile signature. The Notes shall be so executed under the corporate seal (which may be in facsimile form) of the Company reproduced thereon.

                  If an Officer whose signature is on a Note was an Officer at the time of such execution but no longer holds that office or position at the time the Trustee authenticates the Note, the Note shall be valid nevertheless.

                  A Note shall not be valid until an authorized signatory of the Trustee manually signs the certificate of authentication on the Note. The signature shall be conclusive evidence that the Note has been authenticated under this Indenture.

                  The Trustee shall authenticate Tranche A Notes for original issue in the aggregate principal amount of $150,000,000 and Tranche B Notes for an original issue in the aggregate principal amount of $150,000,000, in each case upon receipt of a Company Order and Guarantor Order, each in the form of an Officers' Certificate. The Officers' Certificate shall specify the amount of Tranche A Notes and Tranche B Notes to be authenticated, the type of Notes and the date on which the Notes of each tranche are to be authenticated, whether the Notes of each tranche are to be Definitive Notes or Global Notes and whether or not the Notes of each tranche shall bear the Private Placement Legend, or such other information as the Trustee may reasonably request. The aggregate principal amount of Tranche A Notes outstanding at any time may not exceed $150,000,000 and the aggregate principal amount of Tranche B Notes outstanding at any one time may not exceed $150,000,000 except, in each case, as provided in Section
2.7. Upon receipt of a Company Order, the Trustee shall authenticate Notes in substitution of Notes originally issued to reflect any name change of the Company.

                  The Trustee may appoint an authenticating agent ("Authenticating Agent") reasonably acceptable to the Company and the Guarantor to authenticate Notes. Unless otherwise provided in the appointment, an Authenticating Agent may authenticate Notes whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such Authenticating Agent. An Authenticating Agent has the same rights as an Agent to deal with the Company, the Guarantor and Affiliates of the Company and the Guarantor. The Trustee hereby appoints The First National Bank of Chicago to be the Authenticating Agent on the Issuance Date.

                  The Notes shall be issuable only in denominations of $1,000 and any multiple thereof. The Global Notes shall be in bearer form without coupons and the Definitive Notes shall be in registered form.

                  SECTION 2.3 Exchange Agent and Paying Agent. The Company shall maintain (a) an office or agency in the United States, where (a) Global Notes may be presented or surrendered for transfer or for exchange pursuant to Section
2.6 (the "Exchange Agent"), (b) Global Notes may be presented or surrendered for payment ("Paying Agent") and (c) notices and demands in respect of such Global Notes and this Indenture may be served. In the event that Definitive Notes are issued, (x) Definitive Notes may be presented or surrendered for registration of transfer or for exchange, (y) Definitive Notes may be presented or surrendered for payment and (z) notices and demands in respect of the Definitive Notes and this Indenture may be served at an office of the Exchange Agent or the Paying Agent, as applicable, in the Borough of Manhattan, The City of New York. In the event that Definitive Notes are issued, the Exchange Agent shall keep a register of the Notes and of their transfer and exchange. The Company, upon notice to the Trustee, may have one or more co-Exchange Agents and one or more additional Paying Agents reasonably acceptable to the Trustee. The term "Exchange Agent" includes any co-Exchange Agent and the term "Paying Agent" includes any additional Paying Agent. The Company is initially appointing First Chicago Trust Company of New York as Exchange Agent and Paying Agent pursuant to the Paying Agent Agreement dated as of June 26, 1998, among the Company, the Guarantor and the Paying Agent (the "Paying Agent Agreement") until such time as First Chicago Trust Company of New York has resigned or a successor has been appointed. The Company may change any Exchange Agent or Paying Agent without notice to any Holder. The Company may appoint the Guarantor to act as Exchange Agent or Paying Agent, except that for purposes of a redemption pursuant to paragraph 7 and 8 of the Notes, none of the Company, the Guarantor and any Affiliate of the Company or Guarantor, may act as Paying Agent. If Definitive Notes are issued, the Company will appoint Kredietbank S.A. Luxembourgeoise, or such other Person located in Luxembourg and reasonably acceptable to the Trustee, as an additional paying and transfer agent. Upon the issuance of Definitive Notes, Holders will be able to receive principal, premium, if any, interest and Additional Amounts, if any, on the Notes and will be able to transfer Definitive Notes at the Luxembourg office of such paying and transfer agent, subject to the right of the Company or the Guarantor to mail payments in accordance with the terms of this Indenture. In all circumstances, the Company shall ensure that the Paying Agent shall be located outside the United Kingdom.

                  SECTION 2.4 Paying Agent To Hold Assets in Trust. The Company shall require each Paying Agent other than the Trustee to agree in writing that each Paying Agent shall hold in trust for the benefit of Holders or the Trustee all assets held by the Paying Agent for the payment of principal, premium, if any, interest and Additional Amounts, if any, on the Notes, and shall notify the Trustee of any Default by the Company in making any such payment. The Company at any time may require a Paying Agent to distribute all assets held by it to the Trustee and account for any assets disbursed and the Trustee may at any time during the continuance of any payment Default, upon written request to a Paying Agent, require such Paying Agent to distribute all assets held by it to the Trustee and to account for any assets distributed. Upon distribution to the Trustee of all assets that shall have been delivered by the Company to the Paying Agent, the Paying Agent shall have no further liability for such assets.

                  SECTION 2.5 List of Holders. In the event Definitive Notes are issued, the Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Holders. If the Trustee is not the Exchange Agent, the Company shall furnish to the Trustee before each Record Date and at such other times as the Trustee may request in writing a list as of such date and in such form as the Trustee may reasonably require of the names and addresses of Holders, which list may be conclusively relied upon by the Trustee.

                  SECTION 2.6 Transfer and Exchange. (a) The following procedures and restrictions shall not apply with respect to Notes of a particular tranche transferred or exchanged for the account of a Person who is not an Affiliate of the Company at the time of the transfer or exchange and has not been an Affiliate during the preceding three months, provided a period of at least two years has elapsed since the later of the date the Notes of such tranche were acquired from the Company or from an Affiliate of the Company.

                  (i) Notwithstanding any other provisions of this Indenture or the Notes, transfers and exchanges, of any whole or part of a Global Note of the kinds described in clauses (1), (2), (3), (4) and (5) below and exchanges of any whole or part of Global Notes or of other Notes as described in clause (6) below, shall be made only in accordance with this Section 2.6(a), and all transfers of any whole or part of Regulation S Global Notes, if any, shall comply with clause (7) below.

                  (1) Transfers of U.S. Global Note to Regulation S Global Note During the Restricted Period. If the Holder of a

U.S. Global Note of a particular tranche wishes at any time during the Restricted Period to transfer, in whole or in part, a portion of such Note to the applicable Regulation S Global Note, such transfer may be effected, subject to the rules and procedures of DTC, the Euroclear Operator and Cedel, to the extent applicable (the "Applicable Procedures"), only in accordance with the provisions of this Section 2.6(a)(i)(1). Upon receipt by the Trustee of a certificate in substantially the form set forth in Exhibit E, the Trustee shall present the relevant Global Notes to the Company or its agent to reduce the principal amount of the applicable U.S. Global Note and to increase the principal amount of the applicable Regulation S Global Note, by the principal amount of the portion of the U.S. Global Note to be so transferred, by annotation thereon.

                  (2) Transfers of U.S. Global Note to Regulation S Global Note After the Expiration of the Restricted Period. If the Holder of a U.S. Global Note of a particular tranche wishes at any time after the expiration of the Restricted Period to transfer, in whole or in part, a portion of such Note to the applicable Regulation S Global Note, such transfer may be effected, subject to the Applicable Procedures, only in accordance with this Section 2.6(a)(i)(2). Upon receipt by the Trustee of a certificate in substantially the form set forth in Exhibit F, the Trustee shall present the relevant Global Notes to the Company or its agent to reduce the principal amount of the applicable U.S. Global Note, and to increase the principal amount of the applicable Regulation S Global Note, by the principal amount of the portion of the U.S. Global Notes to be so transferred, by annotation thereon.

                  (3) Transfers of Regulation S Global Note to U.S. Global Note During the Restricted Period; Transfers of Regulation S Global Note to U.S. Global Note After Restricted Period. (a) If the Holder of a Regulation S Global Note of a particular tranche wishes at any time during the Restricted Period to transfer, in whole or in part, a portion of such Note to the applicable U.S. Global Note, such transfer may be effected, subject to the Applicable Procedures, only in accordance with this Section 2.6(a)(i)(3)(a). Upon receipt by the Trustee with respect to a transfer of such Regulation S Global Note during the Restricted Period (but not after the expiration of the Restricted Period) of a certificate in substantially the form set forth in Exhibit G-1, the Trustee shall present the relevant Global Notes to the Company or its agent to reduce the principal amount of the applicable Regulation S Global Note, and to increase the principal amount of the applicable U.S. Global Notes, by the principal amount of the portion of the Regulation S Global Note to be so transferred, by annotation thereon.

                  (b) If the Holder of a Regulation S Global Note of a particular tranche wishes at any time after the expiration of the Restricted
Period to transfer, in whole or in part, a portion of such Note to the applicable U.S. Global Note, such transfer may be effected, subject to the Applicable Procedures, only in accordance with this
Section 2.6(a)(i)(3)(b). Upon receipt by the Trustee of a certificate in substantially the form set forth in Exhibit G-2, the Trustee shall present the relevant Global Notes to the Company or its agent to reduce the principal amount of the applicable Regulation S Global Note, and to increase the principal amount of the applicable U.S. Global Note, by the principal amount of the portion of the Regulation S Global Note to be so transferred, by annotation thereon.


                  (4) Exchanges of U.S. Global Note for Regulation S Global Note. If the Holder of a U.S. Global Note of a particular tranche wishes at any time to exchange, in whole or in part, a portion of such Note to the applicable Regulation S Global Note, such exchange may be effected, subject to the Applicable Procedures, only in accordance with the provisions of this Section 2.6(a)(i)(4). Upon receipt by the Trustee of a certificate in substantially the form set forth in Exhibit H, the Trustee shall present the relevant Global Notes to the Company or its agent to reduce the principal amount of the applicable
U.S. Global Note, and to increase the principal amount of the applicable Regulation S Global Note, by the principal amount of the portion of the U.S. Global Note to be so exchanged, by annotation thereon.

                  (5) Exchanges of Regulation S Global Note for U.S Global Note. If the Holder of a Regulation S Global Note of a particular tranche wishes at any time to exchange, in whole or in part, a portion of such Note to the applicable U.S. Global Note, such exchange may be effected, subject to the Applicable Procedures, only in accordance with the provisions of this Section 2.6(a)(i)(5). Upon receipt by the Trustee of a certificate in substantially the form set forth in Exhibit I, the Trustee shall present the relevant Global Notes to the Company or its agent to reduce the principal amount of the applicable Regulation S Global Note, and to increase the principal amount of the applicable U.S. Global Note, by the principal amount of the portion of the Regulation S Global Note to be so exchanged, by annotation thereon.

                  (6) Other Exchanges. In the event that any Global Note or any portion thereof is exchanged for Notes in definitive form pursuant to Section 2.6(c) hereof, such Definitive Notes may in turn be exchanged (on transfer or otherwise) for other Definitive Notes and only in accordance with such procedures, which shall be substantially consistent with the provisions of clauses (1) through (5) above and (7) below (including the certification requirements intended to ensure that transfers and exchanges of portions of a Note comply with Rule 144A or Regulation S, as the case may be) and any Applicable Procedures, as may from time to time be adopted by the Company and the Exchange Agent.

                  (7) Interests in Regulation S Global Note to be Held Through the Euroclear Operator or Cedel. Until the expiration of the Restricted Period, interests in a Regulation S Global Note may be held only through the Euroclear Operator and Cedel.

                  (ii) Each U.S. Note issued hereunder shall, upon issuance, bear the legend set forth on the form of the Note attached hereto as Exhibit A, B, C and D and such legend shall not be removed from such Note except as provided in the next sentence. The legend required for a U.S. Note of a particular tranche may be removed from such U.S. Note if there is delivered to the Company such satisfactory evidence, which may include an opinion of independent U.S. counsel, as may be reasonably required by the Company, that neither such legend nor the restrictions on transfer set forth therein are required to ensure that transfers of such Note will not violate the registration requirements of the Securities Act. Upon provision of such satisfactory evidence, the Trustee, at the direction of the Company, shall authenticate and deliver in exchange for such Note another Note or Notes having an equal aggregate principal amount that does not bear such legend. If such a legend required for a U.S. Note has been removed from a U.S. Note as provided above, no other Note issued in exchange for all or any part of such Note shall bear such legend, unless the Company has reasonable cause to believe that such other Note is a "restricted security" within the meaning of Rule 144 and instructs the Trustee to cause a legend to appear thereon.

                  (b) Transfer of any Global Note shall be by delivery. Each Global Note of a tranche authenticated under this Indenture shall be in bearer form and it is understood that such Global Note will initially be delivered to the Depositary or a nominee or custodian therefor, and each such Global Note of such tranche shall constitute a single Note for all purposes of this Indenture.

                  (c) All Global Notes of a particular tranche shall be exchanged by the Company (with authentication by the Trustee) for one or more Definitive Notes of the same tranche free of charge, substantially in the form of Exhibit B (in respect of Tranche A Notes) or Exhibit D (in respect of Tranche B Notes), if, for such tranche of Notes, (a) DTC (i) has notified the Company that it is unwilling or unable to continue as, or ceases to be, a clearing agency registered under the Exchange Act and (ii) a successor to DTC registered as a clearing agency under the Exchange Act is not able to be appointed by the Company within 90 days of such notification, (b) for so long as the Depositary is the Holder, such circumstances as set out in Section 2.4 of the Depositary Agreement have occurred or (c) at any time at the option of the Company. If an Event of Default with respect to a particular tranche of Notes occurs and is continuing, the Company shall, at the request of the Holder thereof, exchange all or part of a Global Note of such tranche for one or more Definitive Notes of the same tranche (with authentication by the Trustee), substantially in the form of Exhibit B (in respect of Tranche A Notes) or Exhibit D (in respect of Tranche B Notes); provided, however, that the principal amount at maturity of such Definitive Notes and such Global Note after such exchange shall be $1,000 or multiples thereof. Whenever all of a Global Note is exchanged for one or more Definitive Notes, it shall be surrendered by the Holder thereof to the Trustee for cancellation. Whenever a part of a Global Note is exchanged for one or more Definitive Notes the Global Note shall be surrendered by the Holder thereof to the Trustee who shall cause an adjustment to be made to Schedule A of such Global Note such that the principal amount of such Global Note will be equal to the portion of such Global Note not exchanged and shall thereafter return such Global Note to such Holder. All Definitive Notes issued in exchange for a Global Note or any portion thereof shall be registered in such names as the Depositary shall instruct the Trustee based on the instructions of DTC. Every Note authenticated and delivered in exchange for or in lieu of a Global Note, or any portion thereof, pursuant to Section 2.6(a), 2.7, 2.10 or 3.7 hereof or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global Note. A Global Note may not be exchanged for a Definitive Note other than as provided in this Section 2.6(c).

                  (d) Definitive Notes of a particular tranche shall be transferable only upon the surrender of a Definitive Note of the same tranche for registration of transfer. When a Definitive Note is presented to the Exchange Agent or a co-Exchange Agent with a request to register a transfer, the Exchange Agent shall register the transfer as requested if its requirements for such transfers are met. When Definitive Notes are presented to the Exchange Agent or a co-Exchange Agent with a request to exchange them for an equal principal amount of Definitive Notes of other denominations, the Exchange Agent shall make the exchange as requested if the same requirements are met. To permit registration of transfers and exchanges, the Company and the Guarantor shall execute and the Trustee shall authenticate Definitive Notes at the Exchange Agent's or co-Exchange Agent's request.

                  (e) The Company shall not be required to make, and the Exchange Agent need not register transfers or exchanges of, Definitive Notes selected for redemption (except, in the case of Definitive Notes to be redeemed in part, the portion thereof not to be redeemed) for a period of 15 days before a selection of Definitive Notes to be redeemed.

                  (f) Prior to the due presentation for registration of transfer of any Definitive Note, the Company, the Guarantor, the Trustee, the Paying Agent, the Exchange Agent or any co-Exchange Agent may deem and treat the Person in whose name a Definitive Note is registered as the absolute owner of such Definitive Note for the purpose of receiving payment of principal, premium, if any, interest and Additional Amounts, if any, on such Definitive Note and for all other purposes whatsoever, whether or not such

Definitive Note is overdue, and none of the Company, the Guarantor, the Trustee, the Paying Agent, the Exchange Agent or any co-Exchange Agent shall be affected by notice to the contrary.

                  (g) The Company may require payment of a sum sufficient to pay all taxes, assessments or other governmental charges in connection with any transfer or exchange pursuant to this Section 2.6.

                  (h) All Notes issued upon any transfer or exchange pursuant to the terms of this Indenture will evidence the same debt (including the Guarantee of the Guarantor) and will be entitled to the same benefits under this Indenture as the Notes surrendered upon such transfer or exchange.

                  (i) Holders of Notes (or holders of interests therein) and prospective purchasers designated by such Holders (or holders of interests therein) will have the right to obtain from the Company and the Guarantor upon request by such Holders (or holders of interests therein) or prospective purchasers, during any period in which the Guarantor is not subject to Section 13 or 15(d) of the Exchange Act, or is exempt from reporting pursuant to 12g3-2(b) under the Exchange Act, the information required by paragraph d(4)(i) of Rule 144A in connection with any transfer or proposed transfer of such Notes.

                  SECTION 2.7 Replacement Notes. If a mutilated Definitive Note is surrendered to the Exchange Agent, if a mutilated Global Note is surrendered to the Company or if the Holder of a Note claims that such Note has been lost, destroyed or wrongfully taken, the Company shall issue and the Trustee shall authenticate a replacement Note (including the Guarantor's Guarantee) in such form as the Note being replaced if the requirements of the Trustee, the Exchange Agent, the Company and the Guarantor are met. If required by the Trustee, the Exchange Agent, the Company or the Guarantor, such Holder must provide an indemnity bond or other indemnity, sufficient in the judgment of the Company, the Guarantor, the Exchange Agent and the Trustee, to protect the Company, the Guarantor, the Trustee and any Agent from any loss which any of them may suffer if a Note is replaced. The Company, the Guarantor and the Trustee may charge such Holder for its reasonable, out-of-pocket expenses in replacing a Note, including reasonable fees and expenses of counsel. Every replacement Note is an additional obligation of the Company guaranteed by the Guarantor.

                  SECTION 2.8 Outstanding Notes. Notes outstanding at any time of a particular tranche are all the Notes of such tranche that have been authenticated by the Trustee except those cancelled by it, those delivered to it for cancellation, those reductions in the Global Note of such tranche effected in accordance with the provisions hereof and those described in this Section as not outstanding. Subject to Section 2.9, a Note does not cease to be outstanding because the Company, the Guarantor or any of its Affiliates holds the Note.

                  If a Note is replaced pursuant to Section 2.7 (other than a mutilated Note surrendered for replacement), it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Note is held by a bona fide purchaser. A mutilated Note ceases to be outstanding upon surrender of such Note and replacement thereof pursuant to Section 2.7.

                  If the principal  amount of any Note is considered  paid under
Section 4.1 hereof, it ceases to be outstanding and interest and Additional Amounts, if any, on it cease to accrue.

                  If on a Redemption Date or the Maturity Date of a particular tranche the Paying Agent holds cash in U.S. dollars or Government Securities sufficient to pay all of the principal, premium, if any, interest and Additional Amounts, if any, due on the Notes of such tranche payable on that date, then on and after that date such Notes cease to be outstanding and interest and Additional Amounts, if any, on such Notes cease to accrue.

                  SECTION 2.9 Treasury Notes. In determining whether the Holders of the required principal amount of Notes of a particular tranche have concurred in any direction, waiver or consent, Notes of such tranche owned by the Company or its Affiliates shall be disregarded, except that, for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Notes of such tranche that the Trustee actually knows are so owned shall be disregarded.

                  The Company shall notify the Trustee, in writing, when it or any of its Affiliates repurchases or otherwise acquires Notes, of the aggregate principal amount of such Notes so repurchased or otherwise acquired. The Trustee may require an Officers' Certificate listing Notes owned by the Company, a Subsidiary of the Company or an Affiliate of the Company.

                  SECTION 2.10 Temporary Notes. Until permanent Definitive Notes of a particular tranche are ready for delivery, the Company and the Guarantor may prepare and the Trustee shall authenticate temporary Definitive Notes of such tranche upon receipt of a Company Order and Guarantor Order each in the form of an Officers' Certificate. Each Officers' Certificate shall specify the amount of temporary Definitive Notes of a particular tranche to be authenticated and the date on which the temporary Definitive Notes of such tranche are to be authenticated. Temporary Definitive Notes of a particular tranche shall be substantially in the form of permanent Definitive Notes of such tranche but may have variations that the Company or the Guarantor considers appropriate for temporary Definitive Notes of such tranche. Without unreasonable delay, the Company and the Guarantor shall prepare and the Trustee shall authenticate upon receipt of a Company Order and Guarantor Order pursuant to Section 2.2 permanent Definitive Notes of a particular tranche in exchange for temporary Definitive Notes of such tranche.

                  SECTION 2.11 Cancellation. The Company at any time may deliver Notes to the Trustee for cancellation. The Exchange Agent and the Paying Agent shall forward to the Trustee any Notes surrendered to them for transfer, exchange or payment. The Trustee, or at the direction of the Trustee, the Exchange Agent or the Paying Agent, and no one else, shall cancel and, at the written direction of the Company, shall dispose of (subject to the record retention requirements of the Exchange Act) all Notes surrendered for transfer, exchange, payment or cancellation; provided, however, that the Trustee may, but shall not be required to, destroy such cancelled Notes. Subject to Section 2.7, the Company may not issue new Notes to replace Notes that it has paid or delivered to the Trustee for cancellation. If the Company shall acquire any of the Notes, such acquisition shall not operate as a redemption or satisfaction of the Debt represented by such Notes unless and until the same are surrendered to the Trustee for cancellation pursuant to this Section 2.11.

                  SECTION 2.12 Defaulted Interest. If the Company defaults in a payment of interest on the Tranche A Notes or the Tranche B Notes, it shall pay the defaulted interest of such Notes, plus (to the extent lawful) any interest payable on the defaulted interest to the Holder thereof. The Company shall notify the Trustee and Paying Agent in writing of the amount of defaulted interest proposed to be paid on each Note and the date of the proposed payment (a "Default Interest Payment Date"), and at the same time the Company shall deposit with the Trustee or Paying Agent an amount of money equal to the aggregate amount proposed to be paid in respect of such defaulted interest or shall make arrangements satisfactory to the Trustee or Paying Agent for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such defaulted interest as in this Section 2.12; provided, however, that in no event shall the Company deposit monies proposed to be paid in respect of defaulted interest later than 11:00 a.m. New York City time on the proposed Default Interest Payment Date. At least 30 days before the Default Interest Payment Date, the Company shall mail to each Holder of Notes of the applicable tranche and publish in a leading newspaper having a general circulation in New York (which is expected to be the Wall Street Journal) (and so long as the Tranche A Notes or the Tranche B Notes, as applicable, are listed on the Luxembourg Stock Exchange and the rules of such Luxembourg Stock Exchange shall so require, a newspaper having a general circulation in Luxembourg (which is expected to be the Luxemburger Wort)) or, in the case of Definitive Notes of a particular tranche, mail by first-class mail to each Holder's registered address (and, so long as the Tranche A Notes or the Tranche B Notes are listed on the Luxembourg Stock Exchange and the rules of such Stock Exchange shall so require, publish in a newspaper having a general circulation in Luxembourg (which is expected to be the Luxemburger
Wort)), with a copy to the Trustee, a notice that states the Default Interest Payment Date and the amount of defaulted interest, and interest payable on such defaulted interest, if any, to be paid.

                  SECTION 2.13 CUSIP and CINS Number. The Company in issuing the Tranche A and the Tranche B Notes may use a "CUSIP" or "CINS" number, and if so, the Trustee shall use the CUSIP and CINS number in notices of redemption or exchange as a convenience to Holders; provided, however, that any such notice may state that no representation is made as to the correctness or accuracy of the CUSIP and CINS number printed in the notice or on the Notes, and that reliance may be placed only on the other identification numbers printed on the Notes. The Company shall promptly notify the Trustee of any change in the CUSIP or CINS number.

                  SECTION 2.14 Deposit of Moneys. Prior to 11:00 a.m. New York City time on each Interest Payment Date and Maturity Date, the Company shall have deposited with the Paying Agent in immediately available funds money sufficient to make cash payments, if any, due on such Interest Payment Date or Maturity Date, as the case may be, in a timely manner which permits the Paying Agent to remit payment to the Holders on such Interest Payment Date or Maturity Date, as the case may be.

                  SECTION 2.15 Certain Matters Relating to Global Notes.

                  (a) For the avoidance of doubt, members of, or participants in, the Depositary ("Agent Members") shall have no rights under this Indenture with respect to any Global Note held on their behalf by the Depositary, or the Trustee as its custodian, or under the Global Note, and the Depositary for so long as it is Holder may be treated by the Company, the Guarantor, the Trustee and any agent of the Company, the Guarantor or the Trustee as the absolute owner of the Global Note for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Guarantor, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Agent Members, the operation of customary practices governing the exercise of the rights of a Holder of any Note.

                  (b) The Holder of any Global Note of a particular tranche may grant proxies and otherwise authorize any person, including Agent Members and persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Indenture or the Notes of that tranche.

                                   ARTICLE III

                                   REDEMPTION

                  SECTION 3.1 Optional Redemption. The Company may redeem all or any portion of the Notes of a particular tranche, upon the terms and at the Redemption Prices set forth in each of the Notes of that tranche. The Guarantor may redeem all of the Notes of a particular tranche upon the terms and at the Redemption Prices set forth in the Notes of that tranche. Any redemption pursuant to this Section 3.1 shall be made pursuant to the provisions of this
Article III.

                  SECTION 3.2 Election to Redeem; Notice to Trustee. The election of the Company or the Guarantor to redeem any Notes of a particular tranche shall be evidenced by or pursuant to a Board Resolution. In case of any redemption at the election of the Company of less than all of the Notes of a particular tranche, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee) notify the Trustee by Company Order of such Redemption Date, the Redemption Price (or if the Redemption Price is not calculable at such time, the formula for calculating such price) and of the principal amount of Notes of such tranche to be redeemed and shall deliver to the Trustee such documentation and records as shall enable such Trustee to select the Notes of such tranche to be redeemed pursuant to Section 3.3; provided, however, that if the Redemption Price is not calculable at the time such notice is sent, the Company shall notify the Trustee promptly at such time such Redemption Price is calculable. In any case of redemption of Notes of a particular tranche pursuant to Section 8 of the Notes of such tranche, prior to any Notice of redemption given pursuant to
Section 3.4, the Company or the Guarantor, as the case may be, shall deliver to the Trustee an opinion of tax counsel reasonably satisfactory to the Trustee to the effect that the circumstances referred to in Section 8 in such Note exist.

                  SECTION 3.3 Selection by Trustee of Notes to Be Redeemed. If less than all the Notes of a particular tranche are to be redeemed, the Trustee may select the particular Notes of such tranche to be redeemed not more than 60 days prior to the Redemption Date for such Notes, from the outstanding Notes of such tranche not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for such Notes, or any multiple thereof) of the principal amount of Notes of such tranche of a denomination larger than the minimum authorized denomination for such Notes.

                  The Trustee shall promptly notify the Company in writing of the Notes selected for redemption and, in the case of any Notes selected for partial redemption, the principal amount thereof to be redeemed.

                  For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Notes of a particular tranche shall relate, in the case of any Note of a particular tranche redeemed or to be redeemed only in part, to the portion of the principal amount of such Notes which has been or is to be redeemed.

                  SECTION 3.4 Notice of Redemption. Notice of redemption of a particular tranche of Notes shall be mailed to the Holders by first-class mail and given in the manner provided in Section 12.3 not later than the thirtieth day and not earlier than the sixtieth day prior to the Redemption Date, to each Holder of Notes of the relevant tranche to be redeemed.

                  All notices of redemption shall state:

                  (a) the Redemption Date;

                  (b) the Redemption Price if such price is calculable at the time such notice is sent or, if not, the formula for calculating such price; provided, however, that notice of the Redemption Price shall be mailed to the Holders by first-class mail and given in the manner provided in Section 12.3 promptly after such price is calculable;

                  (c) if less than all outstanding Notes of a particular tranche are to be redeemed, the identification (and, in the case of partial redemption, the respective principal amounts) of the particular Notes such tranche to be redeemed;

                  (d) the place or places where such Notes are to be surrendered for payment of the Redemption Price;

                  (e) the name and address of the Paying Agent;

                  (f) that Notes of a particular tranche called for redemption must be surrendered to the Paying Agent to collect the Redemption Price plus accrued and unpaid interest, if any, and Additional Amounts, if any;

                  (g) that, unless the Company or the Guarantor defaults in making the redemption payment, interest and Additional Amounts, if any, on Notes of a particular tranche called for redemption ceases to accrue on and after the Redemption Date, and the only remaining right of the Holders of such Notes of such tranche is to receive payment of the Redemption Price upon surrender to the Paying Agent of the Notes of such tranche redeemed;

                  (h) (i) if any Global Note of a particular tranche is being redeemed in part, the portion of the principal amount of such Note of such tranche to be redeemed and that, after the Redemption Date, interest and Additional Amounts, if any, shall cease to accrue on the portion called for redemption, and upon surrender of such Global Note of such tranche, the Global Note of such tranche with a notation on Schedule A thereof adjusting the principal amount thereof to be equal to the unredeemed portion, will be returned and (ii) if any Definitive Note of a particular tranche is being redeemed in part, the portion of the principal amount of such Note of such tranche to be redeemed, and that, after the Redemption Date, upon surrender of such Definitive Note of such tranche, a new Definitive Note or Notes of such tranche in aggregate principal amount equal to the unredeemed portion thereof will be issued in the name of the Holder thereof, upon cancellation of the original Note of such tranche;

                  (i) the paragraph of the Notes pursuant to which the Notes of a particular tranche are to be redeemed; and

                  (j) the CUSIP or CINS number, and that no representation is made as to the correctness or accuracy of the CUSIP or CINS number, if any, listed in such notice or printed on the Notes of such tranche.

                  If at the time a notice of redemption is being made to Holders of Notes of a particular tranche pursuant to this Section 3.4, Notes of such tranche are listed on the Luxembourg Stock Exchange, and so long as the rules of the Luxembourg Stock Exchange so require, the Company or the Guarantor, as the case may be, shall also cause a notice of redemption to be published in a leading daily newspaper of general circulation in Luxembourg (which is expected to be the Luxemburger Wort), at least 30 days but not more than 60 days before the Redemption Date.

                  SECTION 3.5 Effect of Notice of Redemption. Once notice of redemption is given in accordance with Section 3.4, Notes of a particular tranche called for redemption become due and payable on the Redemption Date and at the Redemption Price. Upon surrender to the Trustee or Paying Agent, such Notes of such tranche called for redemption shall be paid at the Redemption Price, but installments of interest, the maturity of which is on or prior to the Redemption Date, shall be payable to Holders on the relevant Interest Payment Date, or, in the case of Definitive Notes, Holders of record at the close of business on the relevant Record Dates.

                  SECTION 3.6 Deposit of Redemption Price. Prior to 11:00 a.m. New York City time on the Redemption Date, the Company or the Guarantor, as the case may be, shall deposit with the Paying Agent, in immediately available funds, U.S. dollars sufficient to pay the Redemption Price of all Notes of a particular tranche to be redeemed on that date. The Paying Agent shall promptly return to the Company or the Guarantor, as the case may be, any cash in U.S. dollars so deposited which is not required for that purpose upon the written request of the Company or the Guarantor, as the case may be.

                  If the Company or the Guarantor, as the case may be, complies with the preceding paragraph, then, unless the Company or the Guarantor defaults in the payment of such Redemption Price on the Notes of a particular tranche to be redeemed will cease to accrue on and after the applicable Redemption Date, whether or not such Notes of such tranche are presented for payment. With respect to Definitive Notes of a particular tranche, if a Definitive Note of such tranche is redeemed on or after an interest Record Date but on or prior to the related Interest Payment Date, then any accrued and unpaid interest and Additional Amounts, if any, shall be paid to the Person in whose name such Note of such tranche was registered at the close of business on such Record Date. If any Note of a particular tranche called for redemption shall not be so paid upon surrender for redemption because of the failure of the Company or the Guarantor to comply with the preceding paragraph, interest and Additional Amounts, if any, shall be paid on the unpaid principal (or premium, if any), from the Redemption Date until such principal is paid, and to the extent lawful on any interest not paid on such unpaid principal, in each case at the rate provided in the Notes and in Section 4.1.

                  SECTION 3.7 Notes Redeemed in Part. Upon surrender and cancellation of a Definitive Note of a particular tranche that is redeemed in part, the Company and the Guarantor shall execute and the Trustee shall authenticate for the Holder (at the Company's expense) a new Definitive Note of such tranche equal in principal amount to the unredeemed portion of the Definitive Note surrendered and cancelled; provided, however, that each such Definitive Note shall be in a principal amount at maturity of $1,000 or a multiple thereof. Upon surrender of a Global Note of a particular tranche that is redeemed in part, the Paying Agent shall forward such Global Note to the Trustee who shall make a notation on Schedule A thereof to reduce the principal amount of such Global Note to an amount equal to the unredeemed portion of the Global Note surrendered; provided, however, that each such Global Note shall be in a principal amount at maturity of $1,000 or a multiple thereof.

                  SECTION 3.8 Applicability of This Article. Redemption of Notes of a particular tranche as permitted or required by any form of Note of such tranche issued pursuant to this Indenture shall be made in accordance with such form of Note and this Article, provided, however, that if any provision of any such form of Note shall conflict with any provision of this Article, the provision of such form of Note shall govern.

                                   ARTICLE IV

                                    COVENANTS

                  SECTION 4.1 Payment of Notes. The Company shall promptly pay the principal, premium, if any, interest and Additional Amounts, if any, on the Tranche A Notes on the dates and in the manner provided in the Tranche A Notes. The Company shall promptly pay the principal, premium, if any, interest and Additional Amounts, if any, on the Tranche B Notes on the dates and in the manner provided in the Tranche B Notes. Except in the case that the Guarantor or any Affiliate of the Guarantor is the Paying Agent, the Company may satisfy its obligations under the preceding sentences by making payment to the Paying Agent.

                  To the extent lawful, the Company or the Guarantor shall pay interest on overdue principal at the rate borne by the Tranche A Notes and shall pay interest on overdue installments of interest at the same rate. Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months and, in the case of an incomplete month, the number of days elapsed, the amount of interest payable on the Tranche A Notes for any period to be equal to the product of (i) the principal amount of the Tranche A Notes outstanding during such period, (ii) the stated rate of interest per annum (expressed as a decimal fraction) payable on the Tranche A Notes and (iii) a fraction, the numerator of which is the total number of full months elapsed in such period multiplied by 30, plus the number of days in an incomplete month during which such Tranche A Notes were outstanding, and the denominator of which is 360.

                  To the extent lawful, the Company or the Guarantor shall pay interest on overdue principal at the rate borne by the Tranche B Notes and shall pay interest on overdue installments of interest at the same rate. Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months and, in the case of an incomplete month, the number of days elapsed, the amount of interest payable on the Tranche B Notes for any period to be equal to the product of (i) the principal amount of the Tranche B Notes outstanding during such period, (ii) the stated rate of interest per annum (expressed as a decimal fraction) payable on the Tranche B Notes and (iii) a fraction, the numerator of which is the total number of full months elapsed in such period multiplied by 30, plus the number of days in an incomplete month during which such Tranche B Notes were outstanding, and the denominator of which is 360.

                  SECTION 4.2 Maintenance of Office or Agency. The Company shall maintain the office or agency (which office may be an office of the Trustee or an affiliate of the Trustee, Exchange Agent or co-Exchange Agent) required under
Section 2.3 where Notes may be surrendered for registration of transfer or for exchange and where notices and demands to or upon the Company in respect of the Notes and this Indenture may be served. The Company shall give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the address of the Trustee set forth in Section 12.2.

                  SECTION 4.3 Limitation on Liens. (a) The Guarantor will not, and will not permit any Subsidiary to, directly or indirectly, as security for any Debt, mortgage, pledge or create or permit to exist any lien on any shares of stock, indebtedness or other obligations of a Subsidiary or any Principal Property, whether such shares of stock, indebtedness or other obligations of a Subsidiary or Principal Property are owned at the date of this Indenture or hereafter acquired, unless the Company or the Guarantor secures or causes to be secured any outstanding Notes equally and ratably with all Debt secured by such mortgage, pledge or lien, so long as that Debt shall be secured; provided, however, that this covenant shall not apply in the case of (i) the creation of any mortgage, pledge or other lien on any shares of stock, indebtedness or other obligations of a Subsidiary or a Principal Property hereafter acquired (including acquisitions by way of merger or consolidation) by the Guarantor or a Subsidiary contemporaneously with such acquisition, or within 120 days thereafter, to secure or provide for the payment or financing of any part of the purchase price thereof, or the assumption of any mortgage, pledge or other lien upon any shares of stock, indebtedness or other obligations of a Subsidiary or a Principal Property hereafter acquired existing at the time of such acquisition, or the acquisition of any shares of stock, indebtedness or other obligations of a Subsidiary or a Principal Property subject to any mortgage, pledge or other lien without the assumption thereof, provided that any mortgage, pledge or lien referred to in this clause (i) shall attach only to the shares of stock, indebtedness or other obligations of a Subsidiary or a Principal Property so acquired and fixed improvements thereon; (ii) any mortgage, pledge or other lien on any shares of stock, indebtedness or other obligations of a Subsidiary or a Principal Property existing on the date that the Notes are first issued; (iii) any mortgage, pledge or other lien on any shares of stock, indebtedness or other obligations of a Subsidiary or a Principal Property in favor of the Company, the Guarantor or any other Subsidiary; (iv) any mortgage, pledge or other lien on a Principal Property being constructed or improved securing Debt incurred to finance the construction or improvements; (v) any mortgage, pledge or other lien on shares of stock, indebtedness or other obligations of a Subsidiary or a Principal Property incurred in connection with the issuance by a state or political subdivision thereof of any securities the interest on which is exempt from Federal income taxes by virtue of Section 103 of the United States Internal Revenue Code of 1986, as amended, or any other laws and regulations in effect at the time of such issuance; and (vi) any renewal of or substitution for any mortgage, pledge or other lien permitted by any of the preceding clauses (i) through (v), provided, in the case of a mortgage, pledge or other lien permitted under clause (i), (ii) or (iv), the Debt secured is not increased nor the line extended to any additional assets.

                  (b)  Notwithstanding  the  provisions of paragraph (a) of this
Section 4.3, the Guarantor or any Subsidiary may create or assume liens in addition to those permitted by paragraph (a) of this Section 4.3, and renew, extend or replace such liens, provided, that at the time of such creation, assumption, renewal, extension or replacement, and after giving effect thereto, Exempted Debt does not exceed 10% of Consolidated Net Tangible Assets.

                  SECTION 4.4 Limitation on Sale-Leaseback Transactions. (a) The Guarantor will not, and will not permit, any Subsidiary to, sell or transfer, directly or indirectly, except to the Guarantor or a Subsidiary, a Principal Property as an entirety, or any substantial portion thereof, with the intention of taking back a lease of all or part of such property except a lease for a period of three years or less at the end of which it is intended that the use of such property by the lessee will be discontinued; provided that, notwithstanding the foregoing, the Guarantor or any Subsidiary may sell a Principal Property and lease it back for a longer period (i) if the Guarantor or such Subsidiary would be entitled, pursuant to the provisions of Section 4.3(a), to create a mortgage on the property to be leased securing Debt in an amount equal to the Attributable Debt with respect to the sale and lease-back transaction without equally and ratably securing the outstanding Notes or (ii) if (A) the Guarantor promptly informs the Trustee of such transactions, (B) the net proceeds of such transactions are at least equal to the fair value (as determined by a Board Resolution) of such property and (C) the Guarantor causes an amount equal to the net proceeds of the sale to be applied to the retirement (whether by redemption, cancellation after open-market purchases, or otherwise), within 120 days after receipt of such proceeds, of Funded Debt and having an outstanding principal amount equal to the net proceeds.

                  (b)  Notwithstanding  the  provisions of paragraph (a) of this
Section 4.4, the Guarantor or any Subsidiary may enter into sale and lease-back transactions in addition to those permitted by paragraph (a) of this Section 4.4 and without any obligation to retire any outstanding Funded Debt, provided that at the time of entering into such sale and lease-back transactions and after giving effect thereto, Exempted Debt does not exceed 10% of Consolidated Net Tangible Assets.

                  SECTION 4.5 No Lien Created, etc. This Indenture and the Notes do not create a lien, charge or encumbrances on any property of the Company, the Guarantor or any Subsidiary.

                  SECTION 4.6 Compliance Certificate; Notice of Default. (a) The Company shall deliver to the Trustee within 120 days after the end of each fiscal year of the Company an Officers' Certificate signed by the principal executive officer, principal financial officer or principal accounting officer of the Company stating whether or not the signers know of any Default or Event of Default. If they know of a Default or Event of Default, the certificate shall describe the Default or Event of Default. The certificate need not comply with
Section 12.4

                  (b) The Guarantor shall deliver to the Trustee within 120 days after the end of each fiscal year of the Guarantor an Officers' Certificate signed by the principal executive officer, principal financial officer or principal accounting officer of the Guarantor stating whether or not the signers know of any Default or Event of Default. If they know of a Default or Event of Default, the certificate shall describe the Default or Event of Default. The certificate need not comply with Section 12.4.

                  SECTION 4.7 Reports. (a) The Company shall comply with the provisions of Section 314(c) of the TIA.

                  (b) The Guarantor shall file with the Trustee within 15 days after it files them with the Commission copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may by rules and regulations prescribe) which the Guarantor is required to file with the Commission pursuant to Sections 13 or 15(d) of the Securities Exchange Act of 1934. The Guarantor also shall comply with the other provisions of Section 314(a) of the Trust Indenture Act.

                  (c) Such reports shall be delivered to the Exchange Agent and, after the issuance of Definitive Notes, the Exchange Agent will mail them at the Company's expense to the Holders at their addresses appearing in the register of Notes maintained by the Exchange Agent.

                  SECTION 4.8 Payment of Certain Non-Income Taxes and Similar Charges. The Company will pay any present or future stamp, court or documentary taxes, or any other excise or property taxes, charges or similar levies which arise in any jurisdiction from the execution, delivery or registration of the Notes or any other document or instrument referred to therein, or the receipt of any payments with respect to the Notes, excluding any such taxes, charges or similar levies imposed by any jurisdiction outside the United Kingdom, the United States of America or any jurisdiction in which a Paying Agent is located, other than those resulting from, or required to be paid in connection with, the enforcement of the Notes of a particular tranche or any other such document or instrument following the occurrence of any Event of Default with respect to the Notes of such tranche.

                                    ARTICLE V

                          MERGER, CONSOLIDATION OR SALE
                        BY THE COMPANY AND THE GUARANTOR

                  SECTION 5.1 Merger, Consolidation or Sale of All or Substantially All Assets of the Company. The Company shall not consolidate with or merge into, or transfer, directly or indirectly, all or substantially all of its assets to another corporation or other Person unless (1) the resulting, surviving or transferee corporation or other Person assumes by supplemental indenture all the obligations of the Company under the Notes and this Indenture,
(2) immediately after giving effect to such transaction, no Event of Default and no circumstances that, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing, and (3) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger or transfer and such supplemental indenture comply with this Indenture, and thereafter all such obligations of the Company shall terminate.

                  SECTION 5.2 Merger, Consolidation or Sale of All or Substantially All Assets of the Guarantor. The Guarantor shall not consolidate with or merge into, or transfer, directly or indirectly, all or substantially all of its assets to another corporation or other Person unless (1) the resulting, surviving or transferee corporation or other Person assumes by supplemental indenture all the obligations of the Guarantor under the Notes and this Indenture, (2) immediately after giving effect to such transaction, no Event of Default and no circumstances that, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing, and (3) the Guarantor shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger or transfer and such supplemental indenture comply with this Indenture, and thereafter all such obligations of the Guarantor shall terminate.


                                   ARTICLE VI

                              DEFAULT AND REMEDIES

                  SECTION 6.1 Events of Default. An "Event of Default" occurs with respect to the Notes of a particular tranche if:

                  (a) the Company or the Guarantor defaults in the payment of interest or Additional Amounts, if any, on any Note of such tranche, when the same becomes due and payable and the default continues for a period of 30 days;

                  (b) the Company or the Guarantor defaults in the payment of the principal of (or premium on, if any) any Note of such tranche when the same becomes due and payable at maturity, upon redemption or otherwise;

                  (c) the Company or the Guarantor fails to comply with any of its other agreements in the Notes of such tranche or this Indenture for the benefit of such tranche and the default continues for the period and after the notice specified in this Section;

                  (d) the Company, the Guarantor or any Subsidiary fails to pay, in accordance with its terms and when payable, any of the principal, premium, if any, interest or additional amounts, if any, on any Debt (including any tranche of Notes other than the tranche or tranches, if any, with respect to which the failure to pay principal, premium, if any, interest or Additional Amounts is also an "Event of Default" under
         Section 6.1(a) and/or 6.1(b) above) having, in the aggregate, a then outstanding principal amount in excess of $20,000,000 or the maturity of any Debt in such amount shall have been accelerated by any holder or holders thereof or any trustee or agent acting on behalf of such holder or holders, or any Debt in such amount shall have been required by such holder, holders, trustee or agent to be prepaid prior to the stated maturity thereof, in accordance with the provisions of any contract evidencing, providing for the creation of or concerning such Debt;

                  (e) the Company or the Guarantor pursuant to or within the meaning of any Bankruptcy Law:

                           (1)      commences a voluntary case,

                           (2) consents to the entry of an order for relief against it in an involuntary case,

                           (3) consents to the appointment of a Custodian of it or for all or substantially all of its property,

                           (4) makes a general assignment for the benefit of its creditors, or

                           (5) ceases or suspends generally payments of its debts or announces an intention so to do or is (or is deemed for the purposes of any law applicable to it to be) unable to pay its debts as they fall due, or makes a general assignment for the benefit of or a composition with its creditors generally or a moratorium is declared in respect of any of its indebtedness;

                  (f) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

                           (1) is for relief against the Company or the Guarantor in an involuntary case,

                           (2) appoints a Custodian of the Company or of the Guarantor or for all or substantially
                                    all  of   the   Company's   or   Guarantor's
                                    property, as the case may be,

                           (3) orders the winding up or liquidation of the Company or the Guarantor, or

                           (4) orders any execution of distress in respect of any material liability to be levied against the Company or the Guarantor or an encumbrancer takes possession of the whole or any material part of, the property, undertaking, or assets of the Company or the Guarantor, and the order or decree remains unstayed and in effect for 60 days; or

                  (g) the Guarantee with respect to such tranche of Notes ceases to be in full force and effect or the Guarantor denies or disaffirms its obligations under such Guarantee.

                  The term "Bankruptcy Law" means Title 11, United States Code or any similar Federal or state law for the relief of debtors and the U.K.
Insolvency Act 1986 as supplemented or amended together with all rules, regulations and instruments made thereunder and applicable United Kingdom law relating to bankruptcy, insolvency, winding up, administration, receivership and other similar matters. The term "Custodian" means any receiver, trustee, assignee, liquidator, custodian or similar official under any Bankruptcy Law.

                  A default under clause (c) is not an Event of Default with respect to the Notes of a particular tranche until the Trustee or the Holders of at least 25% in principal amount of all the Notes of such tranche notify the Company or the Guarantor (and the Trustee if such notice is given by Holders) of the default and the Company or the Guarantor, as the case may be, does not cure the default within 30 days after receipt of the notice. The notice must specify the default, demand that it be remedied and state that the notice is a "Notice of Default." Subject to the provisions of Article VII, the Trustee shall not be charged with knowledge of any default unless written notice thereof shall have been given to the Trustee by the Company, the Guarantor, the Paying Agent, the Holder of a Note of the applicable tranche or an agent of such Holder.

                  SECTION 6.2 Acceleration. If an Event of Default with respect to the Notes of a particular tranche occurs and is continuing, the Trustee by notice to the Company and the Guarantor or the Holders of at least 25% in principal amount of the Notes of such tranche, by notice to the Company, the Guarantor and the Trustee, may declare the principal, premium, if any, accrued interest and Additional Amounts, if any, on all the Notes of such tranche to be due and payable immediately. Upon a declaration such principal, premium, if any, interest and Additional Amounts, if any, shall be due and payable immediately. The Holders of a majority in principal amount of the Notes of a particular tranche by notice to the Trustee may rescind an acceleration (and upon such rescission any past Event of Default caused by such acceleration shall be deemed cured) with respect to the Notes of such tranche and its consequences if all existing Events of Default with respect to the Notes of such tranche have been cured or waived, if the rescission would not conflict with any judgment or decree, and if all payments due to the Trustee and any predecessor Trustee under
Section 7.7 have been made. No such rescission shall affect any subsequent Default or impair any rights consequent thereto.

                  SECTION 6.3 Other Remedies. If an Event of Default with respect to the Notes of a particular tranche occurs and is continuing, the Trustee may pursue any available remedy by proceeding at law or in equity to collect the payment of principal, premium, if any, interest and Additional Amounts, if any, on the Notes of such tranche or to enforce the performance of any provision of such Notes, the applicable Guarantees or this Indenture.

                  The Trustee may maintain a proceeding even if it does not possess any of the Notes or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Holder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative to the extent permitted by law.

                  SECTION 6.4 Waiver of Past Defaults. The Holders of a majority in principal amount of the Notes of a particular tranche by notice to the Trustee may waive an existing Default or Event of Default with respect to the Notes of such tranche and its consequences. When a Default or Event of Default is waived, it is cured and stops continuing, but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereto.

                  SECTION 6.5 Control by Majority. The Holders of a majority in principal amount of the Notes of a particular tranche may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or of exercising any trust or power conferred on it with respect to the

Notes of such tranche. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture, or, subject to Section 7.1, that the Trustee determines is unduly prejudicial to the rights of other Holders of the Notes of the same tranche or would involve the Trustee in personal liability.

                  SECTION 6.6 Limitation on Suits. No Holder of a Note of a particular tranche may pursue any remedy with respect to this Indenture or the Notes of such tranche unless:

                  (a) the Holder gives to the Trustee written notice stating that an Event of Default with respect to the Notes of such tranche is continuing;

                  (b) the Holders of at least 25% in principal amount of the Notes of such tranche make a written request to the Trustee to pursue the remedy;

                  (c) such Holder or Holders offer to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expense;

                  (d) the Trustee does not comply with the request within 60 days after receipt of the request and the offer of indemnity; and

                  (e) during such 60-day period the Holders of a majority in principal amount of the Notes of such tranche do not give the Trustee a direction inconsistent with the request.

                  A Holder may not use this Indenture to prejudice the rights of another Holder or to obtain a preference or priority over the other Holder.

                  SECTION 6.7 Rights of Holders to Receive Payment. Notwithstanding any other provision of this Indenture, the right of any Holder to receive payment of principal, premium, if any, interest and Additional Amounts, if any, on the Notes, on or after the respective due dates expressed in the Notes, or to bring suit for the enforcement of any such payment on or after such respective date, shall not be impaired or affected without the consent of the Holder.

                  SECTION 6.8 Collection Suit by Trustee. If an Event of Default in payment of principal, premium, if any, interest or Additional Amounts, if any, specified in Section 6.1(a) or (b) occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company or the Guarantor for the whole amount of principal, premium, if any, interest and Additional Amounts, if any, remaining unpaid.

                  SECTION 6.9 Trustee May File Proofs of Claim. The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and the Holders allowed in any judicial proceedings relative to the Company or the Guarantor, its creditors or its property, and unless prohibited by law or applicable regulations, may vote on behalf of the Holders in any election of a trustee in bankruptcy or other Person performing similar functions.

                  SECTION 6.10 Priorities. If the Trustee collects any money pursuant to this Article with respect to the Notes of a particular tranche, it shall pay out the money in the following order:

                  First:  to the Trustee for amounts due under Section 7.7.

                  Second: to the Holders of Notes of such tranche for amounts due and unpaid on such Notes for principal, premium, if any, interest and Additional Amounts, if any, ratably, without preference or priority of any kind, according to the amounts due and payable on such Notes for principal, premium, if any, interest and Additional Amounts, if any, respectively; and

                  Third:  to the Company or the Guarantor, as applicable.

                  The Trustee may fix a record date and payment date for any payment to Holders pursuant to this Section.

                  SECTION 6.11 Undertaking for Costs. In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in the suit other than the Trustee of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit including the Trustee, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 6.7 or a suit by Holders of more than 10% in principal amount of the Notes.


                                   ARTICLE VII

                                     TRUSTEE

                  SECTION 7.1 Duties of Trustee. (a) If an Event of Default with respect to a particular tranche of Notes known to the Trustee has occurred and is continuing, the Trustee shall, on behalf of the Holders of the Notes of such tranche, exercise such of the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs. Subject to such provisions, the Trustee will be under no obligation to exercise any of its rights or powers under this Indenture at the request of any of the Holders of Notes, unless they shall have offered to the Trustee security and indemnity satisfactory to it against any loss, liability or expense.

                  (b) Except during the continuance of an Event of Default with respect to a particular tranche of Notes known to the Trustee:

                  (i) The Trustee and the Agents will perform only those duties as are specifically set forth herein and no others and no implied covenants or obligations shall be read into this Indenture against the Trustee or the Agents.

                  (ii) In the absence of bad faith on their part, the Trustee and the Agents may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions and such other documents delivered to them pursuant to Section 12.4 hereof furnished to the Trustee and conforming to the requirements of this Indenture. However, in the case of any such certificates or opinions which by any provision hereof are required to be furnished to the Trustee, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

                  (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                  (i) This paragraph does not limit the effect of paragraph (b) of this Section 7.1.

                  (ii) Neither the Trustee nor any Agent shall be liable for any error of judgment made in good faith by a Trust Officer, unless it is proved that the Trustee or such Agent was negligent in ascertaining the pertinent facts.

                  (iii) The Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a majority in principal amount of the outstanding Notes of a particular tranche relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to such Notes; and

                  (d) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or to take or omit to take any action under this Indenture or take any action at the request or direction of

Holders if it shall have reasonable grounds for believing that repayment of such funds is not assured to it or it does not receive an indemnity satisfactory to it in its sole discretion against such risk, liability, loss, fee or expense which might be incurred by it in compliance with such request or direction.

                  (e) Whether or not therein expressly so provided, every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b), (c) and (d) of this Section 7.1.

                  (f) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company or the Guarantor. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

                  (g) Any provision hereof relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section 7.1 and, upon qualification of this Indenture under the TIA, the TIA.

                  SECTION 7.2 Rights of Trustee. Subject to Section 7.1:

                  (a) The Trustee and each Agent may rely conclusively on and shall be protected from acting or refraining from acting based upon any document believed by them to be genuine and to have been signed or presented by the proper person. Neither the Trustee nor any Agent shall be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent order, approval, appraisal, bond, debenture, note, coupon, security or other paper or document, but the Trustee or its Agent, as the case may be, in its discretion, may make reasonable further inquiry or investigation into such facts or matters stated in such document and if the Trustee or its Agent as the case may be, shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company and the Guarantor, at reasonable times during normal business hours, personally or by agent or attorney;

                  (b) any request, direction, order or demand of the Company or Guarantor mentioned herein shall be sufficiently evidenced by (i) a Company Order or Guarantor Order, as the case may be, or an Officers' Certificate and
(ii) any resolution of the Board of Directors of the Company or Guarantor may be sufficiently evidenced by a Board Resolution;

                  (c) before the Trustee acts or refrains from acting, it may require, in the absence of bad faith, an Officers' Certificate or an Opinion of Counsel or both, which shall conform to the provisions of Sections 12.4 and
12.5.  Neither the Trustee
nor any Agent shall be liable for any action it takes or omits to take in good faith in reliance on such certificate or opinion;

                  (d) The Trustee and any Agent may act through their attorneys and agents and shall not be responsible for the misconduct or negligence of any agent (other than an agent who is an employee of the Trustee or such Agent) appointed with due care.

                  (e) The Trustee shall not be liable for any action it takes or omits to take in good faith which it reasonably believes to be authorized or within its rights or powers conferred upon it by this Indenture; provided, however, that the Trustee's conduct does not constitute willful misconduct, negligence or bad faith.

                  (f) The Trustee or any Agent may consult with counsel of its selection and the advice or opinion of such counsel or any Opinion of Counsel as to matters of law shall be full and complete authorization and protection from liability in respect of any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

                  (g) Subject to Section 9.2 hereof, the Trustee may (but shall not be obligated to), without the consent of the Holders, give any consent, waiver or approval required by the terms hereof, but shall not without the consent of the Holders of not less than a majority in aggregate principal amount of the Notes of a particular tranche at the time outstanding (i) give any consent, waiver or approval or (ii) agree to any amendment or modification of this Indenture, in each case, that shall have a material adverse effect on the interests of any Holder of Notes of such tranche. The Trustee shall be entitled to request and conclusively rely on an Opinion of Counsel with respect to whether any consent, waiver, approval, amendment or modification shall have a material adverse effect on the interests of any Holder of Notes of a particular tranche.

                  (h) The Trustee shall not be charged with knowledge of any Event of Default with respect to the Notes of a particular tranche unless either
(1) a Trust Officer shall have actual knowledge of such Event of Default or (2) written notice of such Event of Default shall have been given to the Trustee by the Company, the Guarantor or any other obligor on the Notes of such tranche or by any Holder of the Notes of such tranche.

                  (i) The Trustee shall have no duties or responsibilities with respect to and shall have no liability for the actions taken or the failures to act of any other Trustees appointed hereunder.

                  SECTION 7.3 Individual Rights of Trustee. The Trustee in its individual or any other capacity may, subject to Sections 7.10 and 7.11, become the owner or pledgee of Notes and may otherwise deal with the Company, the Guarantor, its Subsidiaries, or their respective Affiliates with the same rights it would have if it were not Trustee. However, in the event that the Trustee acquires any conflicting interest, as defined by Section 310(b) of the TIA, it must eliminate such conflict within 90 days, apply to the SEC for permission to continue as trustee or resign. Any Agent may do the same with like rights.

                  SECTION 7.4 Trustee's Disclaimer. The Trustee and the Agents shall not be responsible for and make no representation as to the validity, effectiveness or adequacy of this Indenture or the Notes; it shall not be accountable for the Company's use of the proceeds from the Notes or any money paid to the Company or upon the Company's direction under any provision hereof, it shall not be responsible for the use or application of any money received by any Paying Agent other than the Trustee and it shall not be responsible for any statement or recital herein of the Company or the Guarantor, the Offering Memorandum or any other document issued in connection with the sale of Notes or any statement in the Notes other than the Trustee's certificate of authentication.

                  SECTION 7.5 Notice of Default. (a) If a Default or an Event of Default with respect to a particular tranche of Notes occurs and is continuing and the Trustee receives actual notice of such event, the Trustee shall mail to each Holder of Notes of such tranche, as their names and addresses appear on the list of Holders described in Section 2.5, notice of the uncured Default or Event of Default within 90 days after the Trustee receives such notice. Except in the case of a Default or Event of Default in payment of principal, premium, if any, interest or Additional Amounts, if any, on any Note of a particular tranche, the Trustee may withhold the notice if and so long as a committee of its Trust Officers in good faith determines that withholding the notice is in the interest of the Holders of Notes of such tranche, and provided, further, that in the case of any default of the character specified in Section 6.1(c) no such notice to Holders shall be given until at least 60 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to the Notes.

                  SECTION 7.6 Report by Trustee to Holders. This Section 7.6 shall not be operative as a part of this Indenture until this Indenture is qualified under the TIA, and, until such qualification, this Indenture shall be construed as if this Section 7.6 were not contained herein.

                  Within 60 days after each May 15 beginning with May 15, 1999, the Trustee shall, to the extent that any of the events described in TIA Section 313(a) occurred within the previous twelve months, but not otherwise, mail to each Holder a brief report dated as of such date that complies with TIA Section

313(a).  The Trustee  also shall  comply with TIA  Sections  313(b),  313(c) and
313(d).

                  A copy of each report at the time of its mailing to Holders shall be mailed to the Company and the Guarantor and filed with the SEC and each securities exchange, if any, on which the Notes of a particular tranche are listed.

                  The Company shall promptly notify the Trustee if the Notes of a particular tranche become listed on any securities exchange or of any delisting thereof.

                  SECTION 7.7 Compensation and Indemnity. The Company shall pay to the Trustee from time to time such compensation as the Company and the Trustee shall from time to time agree in writing for its acceptance of this Indenture and services hereunder. The Trustee's and the Agents' compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee upon request for all reasonable disbursements, expenses and advances (including reasonable fees and expenses of counsel) incurred or made by it in addition to the compensation for their services, except any such disbursements, expenses and advances as may be attributable to the Trustee's or any Agent's negligence or bad faith. Such expenses shall include the reasonable compensation, disbursements and expenses of the Trustee's and Agents' accountants, experts and counsel and any taxes or other expenses incurred by a trust created pursuant to Section 8.4 hereof.

                  The Company shall indemnify each of the Trustees, any predecessor Trustee and the Agents for, and hold them harmless against, any and all loss, damage, claim, expense or liability including taxes (other than taxes based on the income of the Trustee) incurred by the Trustee or an Agent without negligence, willful misconduct or bad faith on its part in connection with acceptance of administration of this trust and its duties under this Indenture, including the reasonable expenses and attorneys' fees and expenses of defending itself against any claim of liability arising hereunder. The Trustee and the Agents shall notify the Company promptly of any claim asserted against the Trustee or such Agent for which it may seek indemnity. However, the failure by the Trustee or the Agent to so notify the Company shall not relieve the Company of its obligations hereunder. The Company shall defend the claim and the Trustee or such Agent shall cooperate in the defense (and may employ its own counsel) at the Company's expense. The Trustee or such Agent may have separate counsel and the Company shall pay the reasonable fees and expenses of such counsel. The Company need not pay for any settlement made without its written consent, which consent shall not be unreasonably withheld. The Company need not reimburse any expense or indemnify against any loss or liability incurred by the Trustee or such Agent as a result of the violation of this Indenture by the Trustee or such Agent if such violation arose from the Trustee's or such Agent's negligence or bad faith.

                  To secure the Company's payment obligations in this Section 7.7, the Trustee and the Agents shall have a senior lien prior to the Notes against all money or property held or collected by the Trustee and the Agents, in its capacitY as Trustee or Agent, except money or property held in trust to pay principal, premium, if any, interest or Additional Amounts, if any, on particular Notes.

                  When the Trustee or an Agent incurs expenses or renders services after an Event of Default specified in Section 6.1(e) or (f) occurs, the expenses (including the reasonable fees and expenses of its agents and counsel) and the compensation for the services shall be preferred over the status of the Holders in a proceeding under any Bankruptcy Law and are intended to constitute expenses of administration under any Bankruptcy Law. The Company's obligations under this Section 7.7 and any claim or lien arising hereunder shall survive the resignation or removal of any Trustee or Agent, the discharge of the Company's obligations pursuant to Article VIII and any rejection or termination under any Bankruptcy Law.

                  SECTION 7.8 Replacement of Trustee. The Trustee may resign as Trustee on behalf of the Holders of Notes of a particular tranche at any time by so notifying the Company and the Guarantor in writing. The Holders of a majority in principal amount of the outstanding Notes of a particular tranche may remove the Trustee as Trustee on behalf of Holders of Notes of such tranche by so notifying the Company, the Guarantor and the Trustee in writing and may appoint a successor trustee with the Company's and the Guarantor's consent. A resignation or removal of the Trustee and appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this section. The Company or the Guarantor may remove the Trustee if:

                  (i) the Trustee fails to comply with Section 7.10;

                  (ii) the Trustee is adjudged a bankrupt or an insolvent or an order for relief is entered with respect to the Trustee under any Bankruptcy Law;

                  (iii) a receiver or other public officer takes charge of the Trustee or its property; or

                  (iv) the Trustee becomes incapable of acting.

                  If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall notify each Holder of such event and shall promptly appoint a successor Trustee. Within one year after the successor Trustee takes office, the Holders of a majority in principal amount of the then outstanding Notes of a particular tranche may, with the Company's consent, appoint a successor Trustee to replace the successor Trustee appointed by the Company to serve as Trustee on behalf of Holders of Notes of such tranche.

                  Every successor Trustee appointed hereunder with respect to the Notes of a particular tranche shall execute, acknowledge and deliver to the Company, the Guarantor and to the retiring Trustee an instrument accepting such appointment and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but on the request of the Company, the Guarantor or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

                  Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in the immediately preceding paragraph of this Section, as the case may be.

                  If a successor Trustee does not take office within 30 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company, the Guarantor or the Holders of at least 10% in principal amount of the then outstanding Notes of a particular tranche may petition any court of competent jurisdiction for the appointment of a successor Trustee to serve as Trustee on behalf of Holders of Notes of such tranche.

                  If the Trustee after written request by any Holder who has been a Holder for at least six months fails to comply with Section 7.10, such Holder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

                  Notwithstanding  replacement  of the Trustee  pursuant to this
Section 7.8, the Company's obligations under Section 7.7 shall continue for the benefit of the retiring Trustee.

                  SECTION 7.9 Successor Trustee by Merger, Etc. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of such Trustee, shall be the successor of such Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Notes shall have been authenticated, but not delivered, by the Trustee or the Authenticating Agent, any successor by merger, conversion or consolidation to such authenticating Trustee, or any successor Authenticating Agent, as the case may be, may adopt such authentication and deliver the Notes so authenticated with the same effect as if such successor Trustee or successor Authenticating Agent had itself authenticated such Notes.

                  SECTION 7.10 Eligibility; Disqualification; Corporate Trust Required; Conflicting Interest. The Trustee for the Notes shall be subject to the provisions of Section 310(b) of the TIA (as if this Indenture were qualified thereunder) during the period of time required thereby. Nothing herein shall prevent the Trustee from filing with the SEC the application referred to in the penultimate paragraph of Section 310(b) of the TIA. In determining whether the Trustee has a conflicting interest as defined in Section 310(b) of the TIA with respect to a tranche of Notes, there shall be excluded Notes of the other tranche of Notes.

                  The Trustee shall not be deemed to have a conflict of interest under Section 310(b) of the TIA with respect to any other indenture entered into with the Company or the Guarantor, provided that the Notes issued under this Indenture are wholly unsecured and any other indenture and the securities issued thereunder are wholly unsecured and rank equally with the Notes.

                  There shall at all times be a Trustee hereunder which shall be
(i) a corporation organized and doing business under the laws of the United States of America, any state thereof, or the District of Columbia, authorized under such laws to exercise corporate trust powers, and subject to supervision or examination by Federal or State authority, or (ii) a corporation or other Person organized and doing business under the laws of a foreign government that is permitted to act as Trustee pursuant to a rule, regulation, or other order of the SEC, authorized under such laws to exercise corporate trust powers, and subject to supervision or examination by authority of such foreign government or a political subdivision thereof substantially equivalent to supervision or examination applicable to United States institutional trustees, having, in either case, a combined capital and surplus of at least $10,000,000. If such corporation publishes reports of condition at least annually, pursuant to law or to requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. The Company, the Guarantor or any Person directly or indirectly controlling, controlled by, or under common control with the Company or the Guarantor shall not serve as Trustee for the Notes. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereunder specified in this Article.

                  SECTION 7.11 Preferential Collection of Claims Against Company. The Trustee, in its capacity as Trustee hereunder, shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). A Trustee who has resigned or been removed shall be subject to TIA
Section 311(a) to the extent indicated.

                  SECTION 7.12 Authenticating Agents. From time to time, the Trustee may, subject to its sole discretion, appoint one or more Authenticating Agents with respect to the Notes of a particular tranche, which may include any director or officer of the Company, the Guarantor or any Affiliate with power to act in the name of the Trustee and subject to its discretion in the authentication and delivery of the Notes of such tranche in connection with registrations of transfers and exchanges under Sections 2.6, 2.7, and 3.7 as fully to all intents and purposes as though such Authenticating Agent had been expressly authorized by those Sections of this Indenture to authenticate and deliver such Notes. For all purposes of this Indenture the authentication and delivery of such Notes by an Authentication Agent for such Notes pursuant to this Section shall be deemed to be authentication and delivery of such Notes "by the Trustee" for the Notes of such series. Any such Authenticating Agent shall at all times be a corporation organized and doing business under the laws of the United States or of any State thereof, or the District of Columbia, authorized under such laws to exercise corporate trust powers, and, if other than an Affiliate of the Trustee, having a combined capital and surplus of at least $10,000,000, and subject to supervision or examination by Federal, State, or District of Columbia authority. If such corporation publishes reports of condition at least annually pursuant to law or the requirements of such supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

                  Any Authenticating Agent may resign at any time by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any time terminate the appointment of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Company in the manner set forth in Section 12.2. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible under this Section, the Trustee may appoint a successor Authenticating Agent, shall give written notice of such appointment to the Company and shall give written notice of such appointment to all Holders of Notes of such tranche in the manner set forth in Section 12.3. Any successor Authenticating Agent upon acceptance of his appointment hereunder, shall become vested with all the rights, powers and duties of his predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

                  The Company agrees to pay to any corporation that has been appointed as Authenticating Agent from time to time reasonable compensation for such services.

                  If an appointment with respect to the Notes of a particular tranche is made pursuant to this Section, the Notes of such tranche may have endorsed thereon, in addition to the Trustee's certification of authentication, an alternate certificate of authentication in the following form:

                  "This is one of the Notes designated therein described in the within-mentioned Indenture.

                                            [-----------------------],
                                              as Trustee


                                            By:_________________________________
                                               As Authenticating Agent


                                            By:________________________________"




                                  ARTICLE VIII

                     SATISFACTION AND DISCHARGE OF INDENTURE

                  SECTION 8.1 Option To Effect Legal Defeasance or Covenant Defeasance. The Company or the Guarantor, as the case may be, may, at the option of its Board of Directors evidenced by a resolution set forth in an Officers' Certificate, at any time, with respect to the Notes of a particular tranche, elect to have either Section 8.2 or 8.3 be applied to all outstanding Notes of such tranche upon compliance with the conditions set forth below in this Article VIII.

                  SECTION 8.2 Legal Defeasance and Discharge. Upon the Company's or the Guarantor's exercise under Section 8.1 of the option applicable to this
Section 8.2, the Company or the Guarantor, as the case may be, shall be deemed to have been discharged from its obligations with respect to all outstanding Notes of a particular tranche or Guarantees with respect to such tranche of Notes, as the case may be, on the date the conditions set forth below are satisfied (hereinafter, "Legal Defeasance"). For this purpose, such Legal Defeasance means that the Company shall be deemed to have paid and discharged all the obligations relating to the outstanding Notes of such tranche or the Guarantor shall be deemed to have discharged all the obligations relating to the Guarantees with respect to such tranche of Notes, and such Notes and Guarantees, as applicable, shall thereafter be deemed to be "outstanding" only for the purposes of Section 8.6, Section 8.8 and the other Sections of this Indenture referred to in clauses (a) and (d) below, and to have satisfied all of their other respective obligations under such Notes or Guarantees and this Indenture and cured all then existing Events of Default with respect to such tranche of Notes (and the Trustee, on demand of and at the expense of the Company or the Guarantor, as the case may be, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (a) the rights of holders of outstanding Notes of such tranche and Guarantees with respect to such tranche of Notes to receive payments in respect of the principal, premium, if any and interest on such Notes when such payments are due or on the Redemption Date solely out of the trust created pursuant to this Indenture, (b) the right of holders of outstanding Notes of such tranche to receive payments in respect of Additional Amounts, if any, on such Notes when such payments are due or on the Redemption Date; (c) the rights, powers, trusts, duties and immunities of the Trustee, and the Company's and Guarantor's obligations in connection therewith; and (d) this Article VIII and the obligations set forth in Section 8.6 hereof.

                  Subject to compliance with this Article VIII, the Company or the Guarantor may exercise its option under this Section 8.2 notwithstanding the prior exercise of its option under Section 8.3 with respect to the Notes of a particular tranche or the Guarantee with respect to such tranche of Notes, as applicable.

                  SECTION 8.3  Covenant  Defeasance.  Upon the  Company's or the
Guarantor's exercise under Section 8.1 of the option applicable to this Section 8.3, the Company or the Guarantor, as the case may be, shall be released from any obligations under the covenants contained in Sections 4.3, 4.4 and 4.6 hereof with respect to the outstanding Notes of a particular tranche or Guarantees with respect to such tranche of Notes, as the case may be, on and after the date the conditions set forth below are satisfied (hereinafter, "Covenant Defeasance"), and the Notes of such tranche and Guarantees with respect to such tranche of Notes, as applicable, shall thereafter be deemed not "outstanding" for the purposes of any direction, waiver, consent or declaration or act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed "outstanding" for all other purposes hereunder (it being understood that such Notes and Guarantees shall not be deemed outstanding for accounting purposes). For this purpose, such Covenant Defeasance means that, with respect to the outstanding Notes of a particular tranche and Guarantees with respect to the Notes of such tranche, the Company and the Guarantor, respectively, may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document and such omission to comply shall not constitute a Default or Event of Default with respect to the Notes of such tranche under Section 6.1(c), nor shall any event referred to in Sections 6.1(d) thereafter constitute a Default or Event of Default with respect to the Notes of such tranche, but, except as specified above, the remainder of this Indenture and such Notes and Guarantees shall be unaffected thereby.

                  SECTION 8.4 Conditions to Legal or Covenant Defeasance. The following shall be the conditions to the application of either Section 8.2 or
Section 8.3 to the outstanding Notes of a particular tranche and Guarantees with respect to the Notes of such tranche:

                      (i) in the case of Legal Defeasance, either (A) all Notes of such tranche theretofore authenticated and delivered under the Indenture must have been delivered to the Trustee for cancellation or
         (B) the Company or the Guarantor, as the case may be, must irrevocably deposit, or cause to be irrevocably deposited, with the Trustee, in trust, for the benefit of the Holders of the Notes of such tranche, cash in U.S. dollars, non-callable Government Securities or a combination thereof in such amounts (and, in the case of Government Securities, together with the predetermined and certain income to accrue thereon, without consideration of any reinvestment thereof) as will be sufficient, as evidenced by a Certificate of a Firm of Independent Public Accountants delivered to the Trustee to pay the principal, premium, if any, interest and Additional Amounts, if any, due on the outstanding Notes of such tranche on the stated maturity date or on the applicable Redemption Date, as the case may be, of such principal, premium, if any, interest and Additional Amounts, if any, on the outstanding Notes of such tranche;

                     (ii) in the case of Covenant Defeasance, the Company or the Guarantor, as the case may be, must irrevocably deposit, or cause to be irrevocably deposited, with the Trustee, in trust, for the benefit of the Holders of the Notes, cash in U.S. dollars, non-callable Government Securities or a combination thereof in such amounts (and, in the case of Government Securities, together with the predetermined and certain income to accrue thereon, without consideration of any reinvestment thereof) as will be sufficient, as evidenced by a Certificate of a Firm of Independent Public Accountants delivered to the Trustee to pay the principal, premium, if any, interest and Additional Amounts, if any, due on the outstanding Notes of such tranche on the stated maturity date or on the applicable Redemption Date, as the case may be, of such principal, premium, if any, interest and Additional Amounts, if any, on the outstanding Notes of such tranche;

                    (iii) in the case of Legal Defeasance, the Company or the Guarantor, as the case may be, shall have delivered to the Trustee (A) an Opinion of Counsel in the United States reasonably acceptable to the Trustee confirming that, subject to customary assumptions and exclusions, (1) the Company has received from, or there has been published by, the U.S. Internal Revenue Service a ruling or (2) since the Issuance Date, there has been a change in the applicable U.S. federal income tax law, in either case to the effect that, and based thereon such opinion of counsel in the United States shall confirm that, subject to customary assumptions and exclusions, the Holders of the outstanding Notes of such tranche will not recognize income, gain or loss for U.S. federal income tax purposes as a result of such Legal Defeasance and will be subject to U.S. federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Legal Defeasance had not occurred and (B) an Opinion of Counsel in the United Kingdom reasonably acceptable to the Trustee to the effect that Holders of the outstanding Notes of such tranche will not recognize income, gain or loss for United Kingdom income tax purposes as a result of such Legal Defeasance and will be subject to United Kingdom income tax on the same amounts, in the same manner and at the same time as would have been the case if such Legal Defeasance had not occurred;

                     (iv) in the case of Covenant Defeasance, the Company shall have delivered to the Trustee (A) an Opinion of Counsel in the United States reasonably acceptable to the Trustee confirming that, subject to customary assumptions and exclusions, the Holders of the outstanding Notes of such tranche will not recognize income, gain or loss for U.S. federal income tax purposes as a result of such Covenant Defeasance and will be subject to such tax on the same amounts, in the same manner and at the same times as would have been the case if such Covenant Defeasance had not occurred and (B) an Opinion of Counsel in the United Kingdom reasonably acceptable to the Trustee to the effect that Holders of the outstanding Notes of such tranche will not recognize income, gain or loss for United Kingdom income tax purposes as a result of such Covenant Defeasance and will be subject to United Kingdom income tax on the same amount in the same manner and at the same times as would have been the case if such Covenant Defeasance had not occurred;

                      (v) such Covenant Defeasance shall not result in a breach or violation of, or constitute a default under any material agreement or instrument to which the Company or the Guarantor is a party or by which the Company or the Guarantor is bound;

                     (vi) in the case of Legal Defeasance, 91 days shall have passed during which no Event of Default under Section 6.1(e) or 6.1(f) has occurred;

                    (vii) the Company or the Guarantor, as the case may be, shall have delivered to the Trustee an Officers' Certificate stating that the deposit was not made by the Company or the Guarantor, as the case may be, with the intent of defeating, hindering, delaying or defrauding any creditors of the Company or the Guarantor, as the case may be, or others;

                   (viii) the Company or the Guarantor, as the case may be, shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel complying with Section 12.4; and

                     (ix) if the Notes of such tranche are then listed on any securities exchange, the Company or the Guarantor, as the case may be, has delivered to the Trustee an Opinion of Counsel to the effect that such deposit and defeasance will not cause such Notes to be delisted.

                  SECTION 8.5 Satisfaction and Discharge of Indenture. This Indenture will be discharged with respect of the Notes of a particular tranche and will cease to be of further effect as to all Notes of such tranche issued thereunder and all obligations of the Guarantor with respect to the Notes of such tranche, including the Guarantees with respect to the Notes of such tranche, when either (a) all such Notes theretofore authenticated and delivered (except lost, stolen or destroyed Notes of such tranche which have been replaced or paid and Notes of such tranche for whose payment money has theretofore been deposited in trust and thereafter repaid to the Company) have been delivered to the Trustee for cancellation; or (b)(i) all such Notes not theretofore delivered to the Trustee for cancellation have become due and payable by reason of the mailing of a notice of redemption or otherwise or will become due and payable within one year and the Company or the Guarantor has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust an amount of money in U.S. dollars or Government Securities or any combination thereof sufficient to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Trustee for cancellation for principal, premium, if any, accrued and unpaid interest and Additional Amounts, if any, to the date of maturity or redemption; (ii) no Default with respect to the Notes of such tranche shall have occurred within 91 days of such deposit or shall occur as a result of such deposit and such deposit will not result in a breach or violation of, or constitute a default under, any other instrument to which the Company or the Guarantor is a party or by which it is bound; (iii) the Company or the Guarantor has paid or caused to be paid all sums payable by it with respect to the Notes of such tranche under this Indenture; and (iv) the Company or the Guarantor has delivered irrevocable instructions to the Trustee under this Indenture to apply the deposited money toward the payment of such Notes at maturity or the redemption date, as the case may be. In addition, with respect to clause (b) of the preceding sentence, the Company or the Guarantor shall have (i) delivered to the Trustee an Opinion of Counsel to the effect that the Holders of Notes will not recognize income, gain or loss for United States federal income tax purposes or United Kingdom income tax purposes as a result of such deposit, defeasance and discharge and will be subject to federal income tax on the same amount and in the same manner and at the same times as would have been the case if such deposit, defeasance and discharge had not occurred; (ii) if such Notes are then listed on any securities exchange, delivered to the Trustee an Opinion of Counsel to the effect that such deposit, defeasance and discharge will not cause such Notes to be delisted; and
(iii) delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, complying with Section 12.4.

                  SECTION 8.6 Survival of Certain Obligations. Notwithstanding the satisfaction and discharge of this Indenture with respect to a particular tranche of Notes and of the Notes of such tranche and Guarantees with respect to the Notes of such tranche referred to in Section 8.1, 8.2, 8.3, 8.4 or 8.5, the respective obligations of the Company, the Guarantor and the Trustee under Sections 2.6, 2.7, 4.2, 7.7, 7.8 and 7.10 shall survive until the Notes of such tranche and related Guarantees are no longer outstanding. Nothing contained in this Article VIII shall abrogate any of the obligations or duties of the Trustee under this Indenture.

                  SECTION 8.7 Acknowledgment of Discharge by Trustee. Subject to
Section 8.10, after (i) the conditions of Section 8.4 or 8.5 have been satisfied, (ii) the Company or the Guarantor has paid or caused to be paid all other sums payable hereunder by the Company or the Guarantor and (iii) the Company and the Guarantor have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent referred to in clause (i) above relating to the satisfaction and discharge of this Indenture with respect to a particular tranche of Notes have been complied with, the Trustee upon written request shall acknowledge in writing the discharge of all of the Guarantor's obligations under this Indenture with respect to the Notes of such tranche and all of the Company's obligations under this Indenture with respect to the Notes of such tranche except for those surviving obligations specified in this Article VIII.

                  SECTION 8.8 Application of Trust Moneys. All cash in U.S. dollars and Government Securities deposited with the Trustee pursuant to Section
8.4 or 8.5 in respect of Notes of a particular tranche or Guarantees with respect to the Notes of such tranche shall be held in trust and applied by the Trustee, in accordance with the provisions of such Notes, Guarantees and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Notes, of all sums due and to become due thereon for principal, premium, if any, interest and Additional Amounts, if any but such money need not be segregated from other funds except to the extent required by law. The Holder of any Note replaced pursuant to Section 2.7 shall not be entitled to any such payment and shall look only to the Company or the Guarantor for any payment which such Holder may be entitled to collect. In connection with the satisfaction and discharge of this Indenture or the defeasance of certain obligations under this Indenture, the Company may direct the Trustee to (i) invest any money received by the Trustee on the Government Securities deposited in trust in additional Government Securities, and (ii) deliver or pay to the Company from time to time upon the request of the Company any money or Government Securities held by it, which, as evidenced by a Certificate of a Firm of Independent Public Accountants, are in excess of the amount thereof which would then have been required to be deposited for the purpose for which such money or Government Securities were deposited or received.

                  The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the Government Securities deposited pursuant to Section 8.4 or 8.5 or the principal, premium, if any, interest and Additional Amounts, if any, received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of outstanding Notes.

                  SECTION 8.9 Repayment to the Company; Unclaimed Money. The Trustee and any Paying Agent shall promptly pay or return to the Company upon Company Order, as the case may be, any cash or Government Securities held by them at any time that are not required for the payment of the principal, premium, if any, interest and any Additional Amounts, if any, on the Notes for which cash or Government Securities have been deposited pursuant to Section 8.4 or 8.5.

                  SECTION 8.10 Reinstatement. If the Trustee or Paying Agent is unable to apply any cash or Government Securities in accordance with Section 8.2, 8.3, 8.4 or 8.5 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture and the Notes and the Guarantor's obligations under this Indenture shall be revived and reinstated as though no deposit had occurred pursuant to
Section 8.2, 8.3, 8.4 or 8.5 until such time as the Trustee or Paying Agent is permitted to apply all such cash or Government Securities in accordance with
Section 8.2, 8.3, 8.4 or 8.5; provided, however, that if the Company or the Guarantor has made any payment of principal, premium, if any, interest or any Additional Amounts, if any, on any Notes because of the reinstatement of its obligations, the Company and the Guarantor shall be subrogated to the rights of the Holders of such Notes to receive such payment from the money or Government Securities held by the Trustee or Paying Agent.


                                   ARTICLE IX

                       AMENDMENTS, SUPPLEMENTS AND WAIVERS

                  SECTION 9.1 Without Consent of Holders of Notes. Without notice to or the consent of any Holders, the Company and the Guarantor, when each is authorized by a Board Resolution,and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to such Trustee, for any of the following purposes:

                  (i) to evidence the succession of another corporation or other Person to the Company or the Guarantor, and the assumption by any such successor of the covenants of the Company or the Guarantor, as the case may be, herein and in the Notes;

                  (ii) to add to the covenants of the Company or the Guarantor, for the benefit of the Holders of Notes of a particular tranche, to convey, transfer, assign, mortgage or pledge any property to or with the Trustee or otherwise secure the Notes of a particular tranche or to surrender any right or power herein conferred upon the Company or the Guarantor;

                  (iii) to add any additional Events of Default with respect to the Notes;

                  (iv) to evidence and provide for the acceptance of appointment hereunder of a Trustee other than First Chicago, as Trustee and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder;

                  (v) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Notes of a particular tranche and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trust hereunder;

                  (vi) to add to the conditions, limitations and restrictions on the authorized amount, form, terms or purposes of issue, authentication and delivery of Notes, as herein set forth, other conditions, limitations and restrictions thereafter to be observed;

                  (vii) to add to or change or eliminate any provisions of this Indenture as shall be necessary or desirable in accordance with any amendments to the TIA;

                  (viii)   to  cure   any   ambiguity,   omission,   defect   or
         inconsistency;

                  (ix) to make any other amendment, modification, change or supplement to this Indenture or the Notes of any tranche that does not materially adversely affect the rights of any Holder of any Notes of that tranche;

                  (x) to make any change that would provide any additional rights or benefits to the Holders of the Notes or that does not adversely affect the legal rights under this Indenture of any such Holder; and

                  (xi) to surrender any right or power conferred upon the Company or the Guarantor.

         The Trustee may waive compliance by the Company or the Guarantor with any provision of this Indenture or the Notes without notice to or consent of any Holder of any Notes if such waiver does not materially adversely affect the rights of any Holder of any Notes.

                  SECTION 9.2 With Consent of Holders of Notes. The Company, the Guarantor and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of amending or supplementing any of the provisions of this Indenture, to the extent applicable to the Notes of a particular tranche, or the Notes of a particular tranche or Guarantees of a particular tranche of Notes, without notice to any Holder, but with the written consent of the Holders of a majority in aggregate principal amount of the Notes of such tranche then outstanding. The Holders of a majority in principal amount of the Notes of such tranche affected may waive compliance by the Company or the Guarantor with any provision of this Indenture or the Notes of such tranche or Guarantee of such tranche without notice to any Holder, in each case by act of said Holders delivered to the Company the Guarantor and the Trustee. No such supplemental indenture shall, without the consent of the Holder of each outstanding Note of such tranche affected thereby:

                  (i) change the Maturity Date of the principal of, or any installment of principal of or interest on, any Note of such tranche, or reduce the principal amount thereof or the rate of interest thereon, if any, or any premium payable upon the redemption thereof, or change any obligation of the Company or the Guarantor to pay Additional Amounts, if any, (except as contemplated by Sections 5.1 and 5.2 and permitted by Section 9.1(i)) or change the Place of Payment or the currency in which any Note of such tranche or the interest thereon is payable;

                  (ii) reduce the percentage in principal amount of the Notes of such tranche, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture;

                  (iii) modify any of the provisions of this Section, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Note of such tranche affected thereby; provided, however, that this clause shall not be deemed to require the consent of any Holder of a Note of such tranche with respect to changes in the references to "the Trustee" and concomitant changes in this Section, or the deletion of this proviso, in accordance with the requirements of Sections 7.8, 7.10, 9.1(iv) and 9.1(v); and

                  (iv) amend the terms of the Notes of such tranche (including the Guarantees) or this Indenture in a way that would result in the loss of an exemption from any taxes or an exemption from any obligation to withhold or deduct taxes unless the Company and the Guarantor agree to pay Additional Amounts, if any, in respect thereof.

                  After an amendment, supplement or waiver under this Section becomes effective, the Company or the Guarantor shall mail to the Holders of Notes affected thereby a notice briefly describing the amendment, supplement or waiver. Any failure of the Company or the Guarantor to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such amendment or supplemental indenture or waiver.

                  SECTION 9.3 Compliance with TIA. From the date on which this Indenture is qualified under the TIA, every amendment, waiver or supplement of this Indenture or the Notes shall comply with the TIA as then in effect.

                  SECTION 9.4 Revocation and Effect of Consents. Until an amendment, supplement or waiver becomes effective, a consent to it by a Holder of a Note is a continuing consent by the Holder of a Note and every subsequent Holder of a Note or portion of a Note that evidences the same debt as the consenting Holder's Note, even if notation of the consent is not made on any Note. However, any such Holder of a Note or subsequent Holder of a Note may revoke the consent as to its Note if the Trustee receives written notice of revocation before the date the waiver, supplement or amendment becomes effective. An amendment, supplement or waiver becomes effective in accordance with its terms and thereafter binds every Holder of a Note.

                  The Company may fix a record date for determining which Holders of the Notes must consent to such amendment, supplement or waiver. If the Company fixes a record date, the record date shall be fixed at (i) the later of 30 days prior to the first solicitation of such consent or the date of the most recent list of Holders of Notes furnished to the Trustee prior to such solicitation pursuant to Section 2.5 or (ii) such other date as the Company shall designate.

                  SECTION 9.5 Notation on or Exchange of Notes. The Trustee may place an appropriate notation about an amendment, supplement or waiver on any Note thereafter authenticated. The Company in exchange for all Notes of a particular tranche may issue and the Trustee shall authenticate new Notes of such tranche that reflect the amendment, supplement or waiver.

                  Failure to make the appropriate notation or issue a new Note of a particular tranche shall not affect the validity and effect of such amendment, supplement or waiver.

                  SECTION 9.6 Trustee To Sign Amendments, Etc. The Trustee shall execute any amendment, supplement or waiver authorized pursuant to this Article IX; provided, however, that the Trustee may, but shall not be obligated to, execute any such amendment, supplement or waiver which affects the Trustee's own rights, duties or immunities under this Indenture. The Trustee shall be entitled to receive indemnity reasonably satisfactory to it, and shall be fully protected in relying upon, an Opinion of Counsel and an Officers' Certificate from each of the Company and the Guarantor each stating that the execution of any amendment, supplement or waiver authorized pursuant to this Article IX is authorized or permitted by this Indenture and constitutes the legal, valid and binding obligations of the Company and the Guarantor enforceable in accordance with its terms. Such Opinion of Counsel shall not be an expense of the Trustee.

                  SECTION 9.7 Effect of Supplemental Indentures. Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Notes theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.



                                    ARTICLE X

                                   GUARANTEES

                  SECTION 10.1 Guarantees. The Guarantor hereby unconditionally and irrevocably guarantees to each Holder and to the Trustee and its successors and assigns (i)(a) the full and punctual payment of principal and interest on the Notes of such Holder when due, whether at maturity, by acceleration, by redemption or otherwise, and all other monetary obligations of the Company under this Indenture and the Notes (including Additional Amounts, if any) and (b) the full and punctual performance within applicable grace periods of all other obligations of the Company under this Indenture and the Notes and (ii) in the case of any extension of time of payment or renewal of any Notes or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal (all of the foregoing being hereinafter collectively called the "Guarantees").

                  The Guarantor waives presentation to, demand of, payment from and protest to the Company of any of the Guarantees and also waives notice of protest for nonpayment. The Guarantor waives notice of any default under the Notes or the Guarantees. The Guarantees hereunder shall not be affected by (a) the failure of any Holder or the Trustee to assert any claim or demand or to enforce any right or remedy against the Company or any other Person under this Indenture, the Notes or any other agreement or otherwise; (b) any extension or renewal of any thereof; (c) any rescission, waiver, amendment or modification of any of the terms or provisions of this Indenture, the Notes or any other agreement; (d) the release of any security held by any Holder or the Trustee for the Guarantees or any of them; (e) the failure of any Holder or Trustee to exercise any right or remedy against any other guarantor of the Guarantees or
(f) any change in the ownership of the Guarantor.

                  The Guarantor further agrees that its Guarantees hereunder constitute a guarantee of payment, performance and compliance when due (and not a guarantee of collection).

                  The Guarantor hereby agrees that its obligations hereunder shall be as principal and not merely as surety, and shall be absolute and unconditional, irrespective of, and shall be unaffected by, any invalidity, irregularity or failure to enforce the provisions of any Note or this Indenture, or any waiver, modification, consent or indulgence granted to the Company with respect thereto (unless the same shall also be provided the Guarantor), by the Holder of any Note or the Trustee, the recovery of any judgment against the Company or any action to enforce the same, or any other circumstances which may otherwise constitute a legal or equitable discharge of a surety or guarantor; provided that, notwithstanding the foregoing, no such waiver, modification, indulgence or circumstance shall, without the consent of the Guarantor, increase the principal amount of a Note or the interest rate thereon or increase any premium payable upon redemption thereof. The Guarantees shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense of setoff, counterclaim, recoupment or termination whatsoever or by reason of the invalidity, illegality or unenforceability of the Guarantees or otherwise. Without limiting the generality of the foregoing, the Guarantor covenants that the Guarantees shall not be discharged or impaired or otherwise affected by the failure of any Holder or the Trustee to assert any claim or demand or to enforce any remedy under this Indenture, the Notes or any other agreement, by any waiver or modification of any thereof, by any default, failure or delay, willful or otherwise, in the performance of the obligations, or by any other act or thing or omission or delay to do any other act or thing which may or might in any manner or to any extent vary the risk of the Guarantor or would otherwise operate as a discharge of the Guarantor as a matter of law or equity.

                  The Guarantor further agrees that the Guarantees shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of principal, premium, if any, interest or Additional Amounts, if any, on the Tranche A Notes or the Tranche B Notes is rescinded or must otherwise be restored by any Holder or the Trustee upon the bankruptcy or reorganization of the Company or otherwise.

                  In furtherance of the foregoing and not in limitation of any other right which any Holder or the Trustee has at law or in equity against the Guarantor by virtue hereof, upon the failure of the Company to pay the principal of, premium on, if any, interest on, or Additional Amounts, if any, on the Tranche A Notes or the Tranche B Notes when and as the same shall become due, whether at maturity, by acceleration, by redemption or otherwise, or to perform or comply with any other obligation under the Notes, the Guarantor hereby promises to and will, upon receipt of written demand by the Trustee, forthwith pay, or cause to be paid, in cash, to the Holders or the Trustee an amount equal to the sum of (i) the unpaid amount of such obligations under such Notes, (ii) accrued and unpaid interest on such obligations under such Notes (but only to the extent not prohibited by law) and (iii) all other monetary obligations with respect to such Notes (including Additional Amounts, if any) of the Company to the Holders and the Trustee.

                  The Guarantor will be subrogated to all rights of the Holder against the Company in respect of any amount paid by the Guarantor pursuant to the provisions of the Guarantee; provided, however, that the Guarantor shall not be entitled to enforce, or to receive any payments arising out of or based upon, such right of subrogation until the principal of, premium on, if any, interest and Additional Amounts, if any, on such Note shall have been paid in full. The Guarantor further agrees that, as between it, on the one hand, and the Holders and the Trustee, on the other hand, (x) the maturity of the obligations with respect to the Tranche A Notes or Tranche B Notes hereby may be accelerated as provided in Article VI for the purposes of the Guarantees, herein, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations with respect to such Notes, and (y) in the event of any declaration of acceleration of such obligations as provided in Article VI, the

Guarantees (whether or not due and payable) shall forthwith become due and payable by the Guarantor for the purposes of this Section.

                  The Guarantor also agrees to pay any and all costs and expenses (including reasonable attorneys' fees and expenses) incurred by the Trustee or any Holder in enforcing any rights under this Section.

                  SECTION 10.2 Successors and Assigns. This Article X shall be binding upon the Guarantor and its successors and assigns and shall inure to the benefit of the successors and assigns of the Trustee and the Holders and, in the event of any transfer or assignment of rights by any Holder or the Trustee, the rights and privileges conferred upon that party in this Indenture and in the Notes shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions of this Indenture.

                  SECTION 10.3 No Waiver. Neither a failure nor a delay on the part of either the Trustee or the Holders in exercising any right, power or privilege under this Article X shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise of any right, power or privilege. The rights, remedies and benefits of the Trustee and the Holders herein expressly specified are cumulative and not exclusive of any other rights, remedies or benefits which either may have under this Article X at law, in equity, by statute or otherwise.

                  SECTION 10.4 Modification. No modification, amendment or waiver of any provision of this Article X, nor the consent to any departure by the Guarantor therefrom, shall in any event be effective unless the same shall be in writing and signed by the Trustee, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Guarantor in any case shall entitle the Guarantor to any other or further notice or demand in the same, similar or other circumstances.


                                   ARTICLE XI

                        MEETINGS OF HOLDERS OF THE NOTES

                  SECTION 11.1 Purposes of Meetings. A meeting of the Holders of a particular tranche of Notes may be called at any time from time to time pursuant to this Article XI for any of the following purposes:

                  (1) to give any notice to the Company, the Guarantor or to the Trustee, or to give any directions to the Trustee, or to consent to the waiving of any Default hereunder and its consequences, or to take any other action authorized to be taken by Holders pursuant to Article VI hereof;

                  (2) to remove the Trustee and appoint a successor trustee pursuant to Article VII hereof;

                  (3) to consent to the execution of an indenture supplemental hereto pursuant to Article IX hereof; or

                  (4) to take any other action authorized to be taken by or on behalf of the Holders of any specified aggregate principal amount of the outstanding Notes of a particular tranche under any other provision of this Indenture or under applicable law.

                  SECTION 11.2 Place of Meetings. Meetings of Holders may be held at such place or places as the Trustee or, in case of its failure to act, the Company, the Guarantor or the Holders calling the meeting, shall from time to time determine.

                  SECTION 11.3 Call and Notice of Meetings. (a) The Trustee may at any time call a meeting of Holders of a particular tranche of Notes to be held at such time and at such place in the location determined by the Trustee pursuant to Section 11.2 hereof. Notice of every meeting of Holders, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be mailed to each Holder and published in the manner contemplated by Section 12.3 hereof. Such notice shall be given not less than 20 days nor more than 90 days prior to the date fixed for the meeting.

                  (b) In case at any time the Company or the Guarantor, as the case may be, pursuant to a Board Resolution, or the Holders of at least a majority in aggregate principal amount of the Notes of a particular tranche then outstanding, shall have requested the Trustee to call a meeting of the Holders, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have made the first giving of the notice of such meeting within 20 days after receipt of such request, then the Company, the Guarantor or the Holders in the amount above specified may determine the time (not less than 21 days after notice is given) and the place in the location determined by the Company, the Guarantor or the Holders pursuant to Section 11.2 hereof for such meeting and may call such meeting to take any action authorized in Section 11.1 hereof by giving notice thereof as provided in
Section 11.3(a) hereof.

                  SECTION 11.4 Voting at Meetings. To be entitled to vote at any meeting of Holders, a Person shall be (i) a Holder or (ii) a Person appointed in writing as proxy for a Holder or Holders by such Holder or Holders. The only Persons who shall be entitled to be present or to speak at any meeting of Holders shall be the Persons so entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel, any representatives of the Company and its counsel and any representatives of the Guarantor and its counsel.

                  SECTION 11.5 Voting Rights, Conduct and Adjournment. (a) Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders in regard to proof of the holding of Notes of a particular tranche and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Notes of a particular tranche shall be proved in the manner specified in Article II hereof and the appointment of any proxy shall be proved in such manner as is deemed appropriate by the Trustee or by having the signature of the person executing the proxy witnessed or guaranteed by any bank, banker or trust company customarily authorized to certify to the holding of a security such as a Global Note.

                  (b) No action at a meeting of Holders shall be effective unless approved by Persons holding or representing Notes of a particular tranche in the aggregate principal amount required by the provision of this Indenture pursuant to which such action is being taken.

                  (c) At any meeting of Holders, each Holder or proxy shall be entitled to one vote for each $1,000 principal amount of outstanding Notes of a particular tranche held or represented; provided, however, that no vote shall be cast or counted at any meeting in respect of any Note of such tranche challenged as not outstanding and ruled by the chairman of the meeting to be not outstanding. The chairman of the meeting shall have no right to vote other than by virtue of outstanding Note of such tranche held by him or instruments in writing duly designating him as the person to vote on behalf of Holders. Any meeting of Holders with respect to which a meeting was duly called pursuant to the provisions of Section 11.3 may be adjourned from time to time by a majority of such Holders present and the meeting may be held as so adjourned without further notice.

                  (d) The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company, the Guarantor or by Holders as provided in Section 11.3, in which case the Company, the Guarantor or the Holders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by a majority vote of the meeting.

                  SECTION 11.6 Revocation of Consent by Holders. At any time prior to (but not after) the evidencing to the Trustee of the taking of any action at a meeting of Holders by the Holders of the percentage in aggregate principal amount of the Notes of a particular tranche specified in this Indenture in connection with such action, any Holder of a Note of such tranche the serial number of which is included in the Notes of such tranche the Holders of which have consented to such action may, by filing written notice with the Trustee at its principal corporate trust office and upon proof of holding as provided herein, revoke such consent so far as concerns such Notes. Except as aforesaid any such consent given by the Holder of any Notes shall be conclusive and binding upon such Holder and upon all future Holders and owners of such Notes and of any Notes issued in exchange therefore, in lieu thereof or upon transfer thereof, irrespective of whether or not any notation in regard thereto is made upon such Notes. Any action taken by the Holders of the percentage in aggregate principal amount of the Holders specified in this Indenture in connection with such action shall be conclusively binding upon the Company, the Guarantor, the Trustee and the Holders of all the Notes of such tranche.

                  SECTION 11.7 No Delay of Rights by Meeting. Nothing contained in this Article XI shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Holders or any rights expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to any Holder under any of the provisions of this Indenture or of the Notes of any tranche.


                                   ARTICLE XII

                                  MISCELLANEOUS

                  SECTION 12.1 TIA Controls. Except as otherwise provided herein, if any provision hereof limits, qualifies or conflicts with the duties imposed by any of Sections 310 through 317, inclusive, of the TIA through the operation of Section 318(c) thereof, such imposed duties shall control.

                  SECTION 12.2 Notices. Any notice or communication shall be sufficiently given if in writing and delivered in person or mailed by first-class mail addressed as follows:

         if to the Company:

                  Black & Decker Holdings Inc.
                  210 Bath Road
                  Slough, Berkshire
                  SL1 3YD England
                  Attention:  Secretary
         with a copy to the Guarantor;

         if to the Guarantor:

                  The Black & Decker Corporation
                  701 East Joppa Road
                  Towson, Maryland 21286
                  Attention:  Treasurer

         with a copy to:

                  Miles & Stockbridge P.C.
                  10 Light Street
                  Baltimore, Maryland 21202
                  Attention:  Glenn Campbell

                  and

                  The Black & Decker Corporation
                  701 East Joppa Road
                  Towson, Maryland 21228
                  Attention:  General Counsel

         if to the Trustee:

                  The First National Bank of Chicago
                  One First National Plaza, Suite 0126
                  Chicago, Illinois 60670-0126
                  Attention:  Corporate Trust Services Division
                  Facsimile:  312-407-1708

         with a copy to:

                  The First National Bank of Chicago
                  153 West 51st Street, 6th Floor
                  New York, New York 10019
                  Attention:  Michael Pinzon

                  For purposes of Section 4.2:

                  The First Chicago Trust Company of New York
                  14 Wall Street, 8th Floor
                  New York, New York 10005
                  Attention:  Michael Pinzon
                  Facsimile:  212-240-8938

         if to the Exchange Agent or Paying Agent:

                  The First Chicago Trust Company of New York
                  14 Wall Street, 8th Floor
                  New York, New York 10005
                  Attention:  Michael Pinzon
                  Facsimile:  212-240-8938

         The Company, the Guarantor or the Trustee by notice to the others may designate additional or different addresses for subsequent notices or communications. If the Trustee of any Notes is other than the Trustee initially named in this Indenture or any successor thereto, any notice or communication shall be sufficiently given if in writing and delivered in person or mailed by first class mail addressed to that Trustee at the address provided for in the supplemental indenture executed in connection with the appointment of that Trustee in respect of the Notes.

                  SECTION 12.3 Notice to Holders. Any notice or communication mailed to a Holder shall be mailed by first-class mail or other equivalent means at that Holder's address as it appears on the registration books of the Exchange Agent and shall be sufficiently given if so mailed within the time prescribed.

                  Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

                  Notices  regarding  the Notes of a particular  tranche will be
(i) published in a leading newspaper having a general circulation in New York (which is expected to be the Wall Street Journal) (and so long as such Notes are listed on the Luxembourg Stock Exchange and the rules of such Luxembourg Stock Exchange shall so require, a newspaper having a general circulation in Luxembourg (which is expected to be the Luxemburger Wort)) or (ii) in the case of Definitive Notes of a particular tranche, mailed to Holders by first-class mail at their respective addresses as they appear on the registration books of the Exchange Agent (and, so long as such Notes are listed on the Luxembourg Stock Exchange and the rules of such Stock Exchange shall so require, published in a newspaper having a general circulation in Luxembourg (which is expected to be the Luxemburger Wort)). Notices given by publication will be deemed given on the first date on which publication is made and notices given by first-class mail, postage prepaid, will be deemed given five calendar days after mailing.

                  SECTION 12.4 Compliance Certificates and Opinions. Upon any request or application by the Company or the Guarantor to the Trustee to take any action under this Indenture, the Company or the Guarantor shall furnish to the Trustee (i) an Officers' Certificate stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and (ii) an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

                  Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include (i) a statement that the person making such certificate or opinion has read such certificate or condition, (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based, (iii) a statement that, in the opinion of such person, the person has made such examination or investigation as is necessary to enable the person to express an informed opinion as to whether such covenant or condition has been complied with, and (iv) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

                  SECTION 12.5 Form of Documents Delivered to Trustee. Any certificate or opinion of an officer of the Company or the Guarantor may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to matters upon which his certificate or opinion is based are erroneous.

                  Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company or Guarantor stating that the information with respect to such factual matters is in the possession of the Company or Guarantor, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

                  Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

                  SECTION 12.6 Rules by Trustee, Paying Agent, Exchange Agent. The Trustee, Paying Agent or Exchange Agent may make reasonable rules for its functions.

                  SECTION 12.7 Non-Business Day. In any case where any payment date of a Note of any particular tranche shall not be a Business Day at any Place of Payment with respect to Notes of that tranche, then (notwithstanding any other provision of this Indenture or of the Notes) payment of principal, premium, if any, interest or Additional Amounts, if any, with respect to such Note need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the payment date, provided that no interest shall accrue for the period from and after such payment date.

                  SECTION 12.8 Governing Law and Submission to Jurisdiction. THIS INDENTURE, THE GUARANTEE AND THE NOTES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EACH OF THE COMPANY AND THE GUARANTOR AGREES TO SUBMIT TO THE JURISDICTION OF THE U.S. FEDERAL AND NEW YORK STATE COURTS LOCATED IN THE BOROUGH OF MANHATTAN, CITY AND STATE OF NEW YORK FOR PURPOSES OF ANY LEGAL ACTIONS AND PROCEEDINGS ARISING OUT OF OR BASED UPON THE NOTES AND THE INDENTURE, IN THE CASE OF THE COMPANY, AND THE GUARANTEES AND THE INDENTURE IN THE CASE OF THE GUARANTOR.

                  SECTION 12.9 No Adverse Interpretation of Other Agreements. This Indenture may not be used to interpret another indenture, loan or debt agreement of any of the Company, the Guarantor or any of its Subsidiaries. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

                  SECTION 12.10 Immunity of Incorporators, Stockholders, Employees, Officers and Directors. A director, officer, employee, stockholder or incorporator, as such, of the Company or the Guarantor shall not have any liability for any obligation of the Company or the Guarantor under the Notes or the Indenture or for any claim based on, with respect to or by reason of such obligations or their creation. All such liability is waived and released as a condition of, and as partial consideration for, the execution of this Indenture and the issue of the Notes.

                  SECTION 12.11 Successors and Assigns. Except as otherwise provided herein, all covenants and agreements in this Indenture by the Company and the Guarantor shall bind their successors and assigns, whether so expressed or not.

                  SECTION 12.12 Counterpart Originals. All parties hereto may sign any number of copies of this Indenture. Each signed copy or counterpart shall be an original, but all of them together shall represent one and the same agreement.

                  SECTION 12.13 Severability. In any case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  SECTION 12.14 Table of Contents, Headings, etc. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

                  SECTION 12.15 Benefits of Indenture. Nothing in this Indenture or in the Notes, expressed or implied, shall give to any Person, other than the parties hereto, any Paying Agent, any Exchange Agent or co-Exchange Agent and their successors hereunder and the Holders of Notes, any benefit or any legal or equitable right, remedy or claim under this Indenture.

                  SECTION 12.16 Language of Notices, etc. Any request, demand, authorization, direction, notice, consent or waiver required or permitted under this Indenture shall be in the English language, and any published notice may also be in an official language of the country or province of publication.

                  IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested as of the date first written above.



         [SEAL]                             BLACK & DECKER HOLDINGS INC.,
                                              as Issuer



Attest: /s/Norman R. Judd                   By  /s/Mark M. Rothleitner
             Director                           Name:    Mark M. Rothleitner
                                                Title:   Director



         [SEAL]                             THE BLACK & DECKER CORPORATION,
                                              as Guarantor



Attest: /s/Lucy A. Bosley  By                   /s/Thomas M. Schoewe
        Asst. Secretary                         Name:    Thomas M. Schoewe
                                               Title:    Senior Vice President
                                                         and Chief Financial
                                                         Officer


                                            THE FIRST NATIONAL BANK OF CHICAGO,
                                              as Trustee



                                            By  /s/Michael Pinzon
                                                Name:    Michael Pinzon
                                                Title:   Trust Officer